UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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POSTROCK ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 26, 2013

To Our Stockholders:

On behalf of your board of directors and management, we are pleased to invite you to attend the annual meeting of stockholders of PostRock Energy Corporation, which will be held at 1:30 p.m., central time, on May 7, 2013 at the Ronald J. Norick Downtown Library, located at 300 Park Avenue, 4th Floor, Oklahoma City, Oklahoma, 73102.

At the Annual Meeting, you will be asked to:

(1)	Elect the seven directors named in this proxy statement to serve one-year terms;

(2)	Approve an amendment to our long-term incentive plan to increase the number of shares of our common stock issuable under the plan by 5,000,000 shares;

(3)	Approve the adoption of our deferred compensation plan;

(4)	Ratify the appointment of UHY LLP as our independent registered public accounting firm for 2013;

(5)	Approve, on a non-binding, advisory basis, the compensation provided to our named executive officers;

(6)	Recommend, on a non-binding, advisory basis, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years; and

(7)	Transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Registration will begin at 1:00 p.m. Please note that space limitations make it necessary to limit attendance at the meeting to stockholders, though each stockholder may be accompanied by one guest. Please bring picture identification, such as a driver’s license or passport, and if you hold your shares in brokerage accounts, a copy of a brokerage statement reflecting stock ownership as of the record date. Please keep in mind that cameras, recording devices and other electronic devices are not permitted at the meeting.

You are urged to vote your shares by following the voting instructions in the Notice of Internet Availability of Proxy Materials. Your vote is important no matter how many shares you own. If you do attend the meeting and desire to vote in person, you may do so even though you have previously submitted your proxy.

We look forward to seeing you at the meeting.

Sincerely,

Terry W. Carter
Chief Executive Officer and President

POSTROCK ENERGY CORPORATION

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 7, 2013

The Annual Meeting of Stockholders of PostRock Energy Corporation will be held at the Ronald J. Norick Downtown Library, located at 300 Park Avenue, 4th Floor, Oklahoma City, Oklahoma, 73102, on May 7, 2013 at 1:30 p.m., central time, for the following purposes:

Proposal 1.  To elect the seven directors named in this proxy statement to serve one-year terms.

Proposal 2.  To approve an amendment to our 2010 Long-Term Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000 shares.

Proposal 3.  To approve the adoption of our deferred compensation plan.

Proposal 4.  To ratify the appointment of UHY LLP as our independent registered public accounting firm for 2013.

Proposal 5.  To approve, on a non-binding, advisory basis, the compensation provided to our named executive officers.

Proposal 6.  To recommend, on a non-binding, advisory basis, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years.

Proposal 7.   To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Attached to this notice is a proxy statement setting forth information with respect to the above items and certain other information.

The board of directors has established March 15, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. For a period of 10 days prior to the annual meeting, a complete list of stockholders of record entitled to vote at the annual meeting will be available at our executive offices for inspection by stockholders during ordinary business hours for proper purposes.

This year we are utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders over the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery. On or about March 28, 2013, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2013 proxy statement and our annual report on Form 10-K for the year ended December 31, 2012. The notice provides instructions on how you can request a paper copy of these documents if you desire. Stockholders, whether or not they expect to be present at the meeting, are urged to vote their shares as promptly as possible by following the instructions in the Notice of Internet Availability of Proxy Materials. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting may withdraw their proxies and vote in person.

By order of the Board of Directors

Stephen L. DeGiusti
Secretary

March 26, 2013

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

POSTROCK ENERGY CORPORATION

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

PROXY STATEMENT

FOR

2013 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at the 2013 Annual Meeting of Stockholders of PostRock Energy Corporation to be held on May 7, 2013 or at any adjournment or postponement thereof, at the time and place and for the purposes specified in the accompanying notice of annual meeting.

We have elected to provide access to our proxy materials over the Internet and are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice.

All properly delivered proxies pursuant to this solicitation, and not later revoked, will be voted at the annual meeting in accordance with the instructions given in the proxy. When voting regarding the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. When voting regarding the approval of the amendment to our 2010 Long-Term Incentive Plan, the approval of our deferred compensation plan, the ratification of the appointment of our registered public accounting firm and the advisory vote on executive compensation, stockholders may vote for or against the proposal or may abstain from voting. When voting on the frequency of future advisory votes on executive compensation, stockholders may select a frequency of every one, two or three years, or abstain. Stockholders should vote their shares on the proxy card we have provided. If no choice is indicated, proxies that are signed and returned will be voted as recommended by our board of directors.

All shares of our common stock represented by properly delivered and unrevoked proxies will be voted if such proxies are received in time for the meeting.

QUORUM, VOTE REQUIRED AND REVOCATION OF PROXIES

The board of directors has established March 15, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. As of the record date, 23,820,513 shares of common stock and 26,509,549 one one-hundredths of a share, or “fractional share,” of Series B Voting Preferred Stock were outstanding. Each share of common stock and each fractional share of Series B preferred stock is entitled to one vote upon each matter to be voted on at the meeting. The holders of Series B preferred stock are entitled to vote in the election of directors and on all other matters submitted to a vote of the holders of our common stock, with the holders of Series B preferred stock and the holders of common stock voting together as a single class. With respect to the votes applicable to the Series B preferred stock, the holders of the Series B preferred stock and their affiliates are currently limited to 45% of the votes applicable to all outstanding voting stock. Those holders and their affiliates also are entitled to vote any common stock held by them. Accordingly, based on the ownership of the holders of the Series B preferred stock and their affiliates as of the record date with respect to the annual meeting, those holders and their affiliates are entitled to cast at the annual meeting approximately 67.7% of the votes entitled to be cast by all voting stock and therefore control the outcome of the voting on each matter to be presented at the meeting. The presence, in person or by proxy, of the holders of shares of capital stock entitled to cast a majority of the votes that could be cast at the annual meeting by the holders of all outstanding shares of capital stock entitled to vote at the meeting is necessary to constitute a quorum.

The seven nominees for director who receive the greatest number of votes cast at the meeting will be elected as directors. Cumulative voting is not permitted in the election of directors. The amendment of our 2010 Long-Term Incentive Plan, the approval of our deferred compensation plan, the ratification of the appointment of our independent registered public accounting firm and the advisory vote on executive compensation are subject to the approval of a majority of the votes cast on the proposal. The alternative (other than abstention) regarding the frequency of future advisory votes on executive compensation that receives the most votes will be deemed the recommendation of the stockholders.

Brokers holding shares of our common stock must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion. At the annual meeting, brokers may vote only on the ratification of the appointment of our independent registered public accounting firm without instructions from the beneficial owners. Brokers cannot vote on the other matters to be considered at the meeting without those instructions. If you do not instruct your broker how to vote on those matters, your broker will not vote on your behalf.

Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. For purposes of determining the outcome of any question as to which the broker has indicated that it does not have discretionary authority to vote, these shares will be treated as not present with respect to that question, even though those shares are considered present for quorum purposes and may be entitled to vote on other questions. Because the seven nominees for director who receive the greatest number of votes cast at the meeting will be elected as directors, abstentions and broker non-votes will not affect the outcome of the voting on the elections. Because the amendment of our 2010 Long-Term Incentive Plan, the approval of our deferred compensation plan, the ratification of the appointment of our independent registered accounting firm and the advisory vote on executive compensation require the approval of a majority of the votes cast, abstentions and broker non-votes will not affect the outcome of the voting on those proposals. With respect to the advisory vote on the frequency of future advisory votes on executive compensation, because the alternative (other than abstention) that receives the most votes will be deemed the recommendation of stockholders, broker non-votes will not affect the outcome of the voting on that proposal.

Any holder of our capital stock has the right to revoke his or her proxy at any time prior to the voting thereof at the annual meeting by (1) filing a written revocation with the Secretary prior to the voting of such proxy, (2) giving a duly executed proxy bearing a later date or (3) attending the annual meeting and voting in person. Attendance by a stockholder at the annual meeting will not itself revoke his or her proxy. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

COST AND METHOD OF PROXY SOLICITATION

We will bear the cost of the solicitation of proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or facsimile or in person. We will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such material by mail to each beneficial owner of shares of our common stock that they hold of record and will, upon request, reimburse them for their reasonable expenses in doing so.

ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The board of directors has nominated the seven people listed below for election as directors, each to serve until the next annual meeting of stockholders or until his successor is elected and qualified. If any of the nominees becomes unavailable for any reason, which is not anticipated, the board of directors in its discretion may designate a substitute nominee. If you have filled out the accompanying proxy card, your vote will be cast for the substitute nominee.

Explanatory Note

In this proxy statement, unless otherwise indicated or the context otherwise requires:

•

references to the “recombination” refer to a series of mergers and entity conversions pursuant to which Quest Resource Corporation (“QRCP”), Quest Energy Partners, L.P. (“QELP”) and Quest Midstream Partners, L.P. (“QMLP”) became wholly owned subsidiaries of PostRock Energy Corporation; and

•

references to “we,” “us” and “our” with respect to periods before the completion of the recombination refer to the business and operations of QRCP, QELP and QMLP and their subsidiaries on a consolidated basis, and references to “PostRock,” “we,” “us” and “our” with respect to periods after the completion of the recombination refer to PostRock Energy Corporation and its consolidated subsidiaries.

Nominees for Election

Each of the nominees for director has been approved by the board of directors, upon the recommendation of the Nominating, Corporate Governance, Safety and Environment Committee, for submission to the stockholders. Set forth below is the current principal occupation (which, unless otherwise indicated, has been his principal occupation during the last five years), age and other information for each nominee:

Nathan M. Avery, age 78, became a director of PostRock in September 2010 and is a designee of White Deer Energy L.P. as described below under “Certain Relationships and Related Transactions, and Director Independence — White Deer Investment.” Mr. Avery served as a director of Cameron International Corporation from 1995 until 2009. He was founder, Chairman of the Board and Chief Executive Officer of Galveston-Houston Company, an NYSE company specializing in the manufacturing of products to serve the energy and mining industries, from 1972 to December 2000, when it was sold to Komatsu, Ltd. He has been an active participant in the oil and gas industry since the 1960s and was Chairman of the Board of Directors of Bettis Corporation, an actuator company, until 1996, when Bettis Corporation merged with Daniel Industries, Inc., and was a director and member of the Executive Committee of Daniel Industries until June 1999, when Daniel Industries merged with Emerson Electric Co. Mr. Avery holds a B.S. in Petroleum Engineering from the Colorado School of Mines. The board of directors is nominating Mr. Avery because of his active participation in the oil and gas industry since the 1960s and his strong technical expertise.

Terry W. Carter, age 60, became Interim President and Chief Executive Officer in June 2011 and President and Chief Executive Officer and a director in December 2011. Since February 2008, Mr. Carter has been a principal of a number of private oil and gas ventures. From 2003 through November 2007, Mr. Carter served as President and Chief Executive Officer of Ascent Energy, Inc., a private exploration and production company. In 2001, Mr. Carter became Executive Vice President of Exploration and Production at Range Resources Corporation, an exploration and production company, where he served in that role until 2003. Mr. Carter began his career as a petroleum engineer for ORYX Energy, formerly Sun Exploration and Production. In the course of his more than 20 years with that company, he rose to become Manager of Operations and Development in Dallas. Mr. Carter holds a B.S. in Petroleum Engineering from Tulsa University. The board of directors is nominating Mr. Carter because, in addition to valuing his significant operating experience, the board believes that having his perspective as the Chief Executive Officer of our company enhances the board’s focus on and contribution to our growth and development and is in the best interest of our stockholders.

William H. Damon III, age 60, became a director of PostRock in March 2010 upon completion of the recombination. Mr. Damon joined QRCP as a director in April 2007 and served in that capacity until March 2010. He has over 35 years of professional experience specializing in engineering design and development of power generation projects and consulting services. Since January 2008, he has served as Senior Vice President and National Director of Power Consulting for HDR, Inc., which purchased the engineering-consulting firm, Cummins & Barnard, Inc., which was focused on power generation development and engineering projects for electric utilities, independent power producers, large industrial and institutional clients throughout the United States. Mr. Damon served as the Chief Executive Officer of Cummins &

Barnard and had been its principal and co-owner from 1990 to January 2008. He currently leads HDR’s project development and strategic consulting business for coal, natural gas and renewable energy projects. He previously worked for Consumers Power Company, Gilbert-Commonwealth, Inc. and Alternative Energy Ventures. He also held board seats on a minerals and wind turbine company, MKBY, and a start-up construction company that was sold to Aker Kvaerner Songer, in which he was also a founding member. Mr. Damon graduated from Michigan State University with a B.S. in Mechanical Engineering and continued graduate studies at both Michigan State University and the University of Michigan. The board of directors is nominating Mr. Damon because of his background and experience in the energy industry, his knowledge of compensation practices and risk management from his management experience at both HDR and Cummins & Barnard and his service and performance as Chair of our Compensation Committee.

Thomas J. Edelman, age 62, became a director of PostRock in September 2010 and is a designee of White Deer Energy L.P. Mr. Edelman is currently a Managing Partner of White Deer Energy, an energy private equity fund formed in 2008. Previously, Mr. Edelman founded Patina Oil & Gas Corporation and served as its Chairman and Chief Executive Officer from its formation in 1996 through its merger with Noble Energy, Inc. in 2005. In 2005, he founded BioFuel Energy Corporation and served as its Chairman until 2008. He co-founded Snyder Oil Corporation and was its President from 1981 through 1997. He served as Chairman and Chief Executive Officer and later as Chairman of Range Resources Corporation from 1988 through 2003. From 1980 to 1981, he was with The First Boston Corporation and, from 1975 through 1980, with Lehman Brothers Kuhn Loeb Incorporated. Mr. Edelman also currently serves as President of Lenox Hill Neighborhood House, a New York based charity, as a Trustee and Chair of the Investment Committee of The Hotchkiss School, a member of the Board of Directors of Georgetown University and a Director of Berenson & Company. Mr. Edelman holds an M.B.A. in Finance from Harvard Business School, graduating as a Baker Scholar, and a B.A. in Political Economy from Princeton University, graduating magna cum laude. The board of directors is, in part, nominating Mr. Edelman because of his expertise in managing publicly traded exploration and production companies.

Duke R. Ligon, age 71, became a director of PostRock in March 2010 upon completion of the recombination. Mr. Ligon served as a director of QMGP from December 2006 to March 2010. Since September 2010, Mr. Ligon has served as our Chairman of the Board. From January 2007 to February 2010, Mr. Ligon was a Legal Strategic Advisor to Love’s Travel Stops & Country Stores, Inc. and the Executive Director of the Love’s Entrepreneurship Center of Oklahoma City University. From February 1997 to January 2007, Mr. Ligon served as the Senior Vice President and General Counsel for Devon Energy Corporation. Mr. Ligon is an attorney and has more than 35 years of legal expertise in corporate securities, litigation, governmental affairs and mergers and acquisitions. Prior to joining Devon in 1997, he practiced law for 12 years and last served as a partner at the law firm of Mayer, Brown & Platt in New York City. In addition, he was Senior Vice President and Managing Director for Investment Banking at Bankers Trust Co. in New York City for 10 years. He is also a member of the board of directors of Vantage Drilling Company, Blueknight Energy Partners, L.P., Panhandle Oil and Gas Inc., Pre-Paid Legal Services, Inc. and SteelPath MLP Funds Trust and previously served on the boards of TransMontaigne Partners L.P. and TEPPCO Partners, L.P. Mr. Ligon received an undergraduate degree in chemistry from Westminster College and a law degree from the University of Texas School of Law. The board of directors is nominating Mr. Ligon because his experience with Devon Energy Corporation and his expertise in corporate securities, litigation, governmental affairs and mergers and acquisitions brings a unique perspective to the board of directors.

J. Philip McCormick, age 71, became a director of PostRock in March 2010 upon completion of the recombination. Mr. McCormick was a director of QEGP from November 2008 until March 2010. Mr. McCormick has 26 years of public accounting experience and was in leadership roles at KMG Main Hurdman and KPMG LLP, serving as a member of the board of each firm. Since 1999, Mr. McCormick has been an independent investor and corporate advisor. He was a director and chairman of the audit committee of NASDAQ-listed Advanced Neuromodulation Systems Inc. from 2003 to 2005 until its sale, and he currently serves as a director and member of the Audit Committee of RENN Global Entrepreneurs Fund, Inc. Mr. McCormick holds a B.B.A. degree in Accounting and a Master of Science from Texas A&I

University. The board of directors is nominating Mr. McCormick because of his public accounting experience, his experience evaluating financial risks and his performance as Chair of our Audit Committee.

Mark A. Stansberry, age 57, became a director of PostRock in March 2010 upon completion of the recombination. Mr. Stansberry was a director of QEGP from November 2007 until March 2010. Mr. Stansberry currently serves as the Chairman and a director of The GTD Group. He has served as Chairman of The GTD Group since 1998. He has served as Chairman of the Governor’s International Team and Chairman of the Board of Regents of the Regional University System of Oklahoma and has served as Chairman of the State Chamber’s Energy Council in Oklahoma. He also serves on a number of other boards, including Chairman of the Board of Directors of People to People International, and has served as president of the International Society of The Energy Advocates. Mr. Stansberry has testified before the U.S. Senate Energy and Natural Resources Committee and is the author of the book: The Braking Point: America’s Energy Dreams and Global Economic Realities. Mr. Stansberry has a B.A. from Oklahoma Christian University and is a graduate of The Fund for American Studies, Georgetown University and of the Intermediate School of Banking, Oklahoma State University. The board of directors is nominating Mr. Stansberry because of his expertise related to the U.S. energy industry and economics.

Vote Required and Board Recommendation

If a quorum is present at the annual meeting, the seven nominees receiving the greatest number of votes cast will be elected as directors. Your board of directors unanimously recommends a vote “FOR” election of the aforementioned seven director nominees.

Corporate Governance

Board Leadership Structure.    The functions performed by the chief executive officer and non-executive chairman of the board are currently performed by separate individuals. Terry W. Carter, chief executive officer, is responsible for the development of the long-term strategies of the company for board consideration and approval; for the implementation of such strategies; and for all aspects of managing our operations and profitability. Duke R. Ligon, non-executive chairman, focuses his attention on board and committee matters, including setting the board’s agenda with Mr. Carter, and is the principal liaison between the independent directors and Mr. Carter.

Code of Business Conduct and Ethics.    We have adopted a Code of Business Conduct and Ethics, which addresses conflicts of interests, that is applicable to our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code describes the types of transactions that may be subject to the review, approval or ratification of the Audit Committee or our chief compliance officer. Any waiver of any provision of the Code for a member of our board of directors, an executive officer, or a senior financial or accounting officer must be approved by the board, and any such waiver will be promptly disclosed as required by law or NASDAQ rule.

A copy of our Code of Business Conduct and Ethics is available on our website at www.pstr.com under the heading About Us — Corporate Governance. We intend to post any amendment to or waiver from the Code that applies to executive officers or directors on our website.

Accounting and Auditing Concerns.    The Audit Committee has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We also have a confidential hotline by which employees can communicate concerns or complaints regarding these matters.

Stockholder Communication with the Board of Directors.    Stockholders may communicate with the board of directors by submitting their communications in writing, addressed to the board as a whole or, at the election of the stockholder, to one or more specific directors, in care of the Secretary, PostRock Energy Corporation, 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102.

Board’s Role in Risk Oversight.    The board of directors is responsible for determining the ultimate direction of our business, determining the principles of our business strategy and policies and promoting our long-term interests. Viewed from this perspective, the board of directors generally oversees risk management, and the chief executive officer and other members of executive management generally manage the material risks that we face. The board of directors focuses on the most significant risks facing our company and our general risk management strategy. In accordance with the charter of the Audit Committee, the Audit Committee periodically inquires of management and the independent auditors about significant risks or exposures facing our company, assesses the steps management has taken or proposes to take to minimize such risks, and reviews compliance with such steps. In addition to the risk oversight exercised by the full board of directors and the Audit Committee, the Compensation Committee reviews the risks, if any, that could arise from our compensation policies and practices.

Organization of the Board of Directors

Overview.    The board of directors is responsible for oversight of our business and affairs. To assist it in carrying out its duties, the board has delegated certain authority to a Nominating, Corporate Governance, Safety and Environment Committee, an Audit Committee and a Compensation Committee. The board also has delegated, and may in the future delegate, certain authority to other committees of the board from time to time. The board of directors held nine meetings in 2012. Each current director attended at least 75% of the total number of meetings of the board of directors and of the committees of the board on which he served that were held during the term of his service on the board and its committees. Directors are expected to attend meetings of the board of directors and meetings of committees on which they serve and to spend as much time and meet as frequently as necessary to properly discharge their responsibilities.

Nominating, Corporate Governance, Safety and Environment Committee.    The Nominating, Corporate Governance, Safety and Environment Committee currently consists of Messrs. Stansberry (Chair), Ligon and Avery. The board of directors has determined that the members of the committee are independent under applicable NASDAQ listing standards. The committee is responsible for (1) identifying individuals qualified to become board members, (2) recommending to the board a slate of director nominees to be elected by the stockholders at the next annual meeting of stockholders and, when appropriate, director appointees to take office between annual meetings, (3) recommending to the board membership on standing board committees, (4) developing and recommending to the board appropriate corporate governance policies, practices and procedures for our company, and (5) reviewing the company’s safety and environmental policies, practices and procedures and making recommendations to the board concerning the same. The committee held four meetings during 2012. The charter of the committee is available on our website at www.pstr.com under the heading About Us — Corporate Governance.

Although the board of directors does not have a formal diversity policy, the Nominating, Corporate Governance, Safety and Environment Committee, when assessing the qualifications of prospective nominees to the board of directors, considers each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of our company and stockholders. The Nominating, Corporate Governance, Safety and Environment Committee also gives consideration to the qualifications that the Committee believes must be met by prospective nominees to the board, qualities or skills that the Committee believes are necessary for one or more of our directors to possess and standards for the overall structure, diversity and composition of the board.

The Nominating, Corporate Governance, Safety and Environment Committee will consider director candidates recommended by stockholders. If a stockholder wishes to recommend a director for nomination by the committee, the stockholder should submit the recommendation in writing to the Chairman, Nominating, Corporate Governance, Safety and Environment Committee, in care of the Secretary, PostRock Energy Corporation, 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102. The recommendation should contain the following information:

•	the name, age, contact information, business address and residence address of the nominee and the name, contact information and address of the stockholder making the nomination;

•	the principal occupation or employment of the nominee;

•	the number of shares of each class or series of our capital stock beneficially owned by the nominee and the stockholder and the period for which those shares have been owned; and

•	any other information the stockholder may deem relevant to the committee’s evaluation.

Candidates recommended by stockholders are evaluated on the same basis as candidates recommended by our directors, executive officers, third-party search firms or other sources.

Audit Committee.    The Audit Committee currently consists of Messrs. McCormick (Chair), Avery and Stansberry. The board of directors has determined that the members of the Audit Committee are independent under applicable provisions of the Securities Exchange Act of 1934 and the NASDAQ listing standards. The board of directors also has determined that Mr. McCormick is an audit committee financial expert as defined by applicable SEC rules. The committee’s primary purpose is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee has direct responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm for the purpose of preparing our annual audit report or performing other audit, review or attest services for us. The committee held eight meetings during 2012. The charter of the committee is available on our website at www.pstr.com under the heading About Us — Corporate Governance.

Compensation Committee.    The Compensation Committee currently consists of Messrs. Damon (Chair), Ligon, and Edelman. The board of directors has determined that the members of the committee are independent under applicable NASDAQ listing standards. The committee’s purpose is, among other things (1) to review and approve the compensation of our executive officers, (2) to oversee and advise the board on the adoption of policies that govern our compensation programs and (3) to administer our 2010 Long-Term Incentive Plan and other equity-based compensation plans. The committee may delegate certain authority to a subcommittee of its members. The committee held five meetings during 2012. The charter of the committee is available on our website at www.pstr.com under the heading About Us — Corporate Governance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

White Deer Investment

In September 2010, we entered into a securities purchase agreement with White Deer Energy L.P., White Deer Energy TE L.P. and White Deer Energy FI L.P. (collectively, “White Deer”). The transactions contemplated by the purchase agreement were consummated on September 21, 2010. At the closing, in exchange for a cash investment of $60 million, we issued to White Deer 6,000 shares of a new Series A Cumulative Redeemable Preferred Stock, 190,476.19 shares of a new Series B Voting Preferred Stock and warrants to purchase 19,047,619 shares of our common stock at an exercise price of $3.15 per share. In addition:

•	On February 9, 2012, we issued to White Deer 2,180,233 shares of our common stock at a purchase price of $3.44 per share, for total proceeds of $7.5 million.

•

On August 1, 2012, we issued to White Deer 3,076,923 shares of our common stock at $1.95 per share, $6.0 million initial liquidation preference of our Series A preferred stock and warrants to purchase 3,076,923 shares of common stock at an exercise price of $1.95 per share. Total proceeds from the issuance were $12.0 million.

•

On December 20, 2012, we issued to White Deer 4,577,464 shares of our common stock at $1.42 per share, $6.5 million initial liquidation preference of our Series A preferred stock and warrants to purchase 4,577,464 shares of common stock at an exercise price of $1.42 per share. Total proceeds from the issuance were $13.0 million.

In accordance with the terms of the investment, we have to date elected to accrue dividends on the Series A preferred stock rather than pay them in cash, which has increased the liquidation preference on the Series A preferred stock to an aggregate of $91.3 million as of December 31, 2012. Additional warrants to purchase 7,634,408 shares of our common stock at a weighted average exercise price of $2.47 and an additional 69,253 shares of Series B preferred stock have also been issued since the initial investment in connection with dividend accruals on the Series A preferred stock. As of March 15, 2013, White Deer owns, and has the right under the warrants to acquire, approximately 76.0% of our common stock (including the common stock issuable upon exercise of the warrants). For additional information about the terms of the investment and the securities we issued to White Deer, please read Note 12 of the notes to the consolidated financial statements included in Item 8 of our annual report on Form 10-K for the year ended December 31, 2012.

White Deer has the right to designate three of the members of our board of directors but has elected to only designate two directors at this time. The purchase agreement includes provisions for a step-down of this right to designate members of the board if and as White Deer’s equity stake in us decreases. The directors that have been designated by White Deer and are currently serving on the board are Messrs. Edelman and Avery.

Until White Deer’s ownership falls below a specified level, without White Deer’s consent, we may not issue common stock, securities convertible into or exchangeable for common stock or options or rights to purchase common stock for other than cash or at a price per share less than $4.73. In addition, during such period, White Deer will have preemptive rights in any issuance by us of common stock, securities convertible into or exchangeable for common stock or options or rights to purchase common stock. Each of these provisions is subject to certain exceptions. In the purchase agreements for the investments, we agreed to indemnify White Deer for breaches of the transaction documents and to reimburse White Deer for expenses in connection with the investment. We also agreed to reimburse White Deer for its reasonable out-of-pocket costs and expenses incurred or made in connection with ongoing oversight of us. As of March 15, 2013, we had not reimbursed White Deer for any of such costs and expenses.

In connection with the closing of the September 2010 investment, we granted to White Deer registration rights under a registration rights agreement, as amended. The registration rights agreement requires us to file a resale registration statement to register the Series A preferred stock, shares of our common stock issuable upon exercise of the warrants held by White Deer and shares of our common stock purchased by White Deer if, at any time, White Deer makes a written request to us for registration of its securities. Under the registration rights agreement, we are required to use our commercially reasonable efforts to cause such resale registration statement to become effective within 120 days after its filing.

If we fail to file the registration statement when required or the registration statement does not become effective when required, we will be required to pay liquidated damages to White Deer. The amount of liquidated damages will equal 0.25% of the product of the lowest exercise price of the warrants held by White Deer times the number of shares of common stock and common stock underlying the warrants held by White Deer per 30-day period for the first 60 days, increasing by an additional 0.25% of such product per 30-day period for each subsequent 60 days, up to a maximum of 1.0% of such product per 30-day period. We will be required to pay liquidated damages in cash. If, however, the payment of cash will result in a breach of any of our credit facilities or other material debt, then we can pay liquidated damages in additionally issued shares of our common stock.

If White Deer elects to dispose of registrable securities under the resale registration statement in an underwritten offering and reasonably anticipates gross proceeds from such underwritten offering would be at least $20 million, we will be required to take all such reasonable actions as are requested by the managing underwriters to expedite and facilitate the registration and disposition of the securities in the offering.

In addition, if we propose to register certain offerings of securities under the Securities Act of 1933, including offerings by other selling stockholders, then White Deer will have “piggy-back” rights, subject to quantity limitations determined by underwriters if the offering involves an underwriting, to request that we register their registrable securities. There is no limit to the number of these “piggy-back” registrations in which White Deer may request its shares be included.

We generally will bear the registration expenses incurred in connection with registrations. We have agreed to indemnify White Deer against certain liabilities, including liabilities under the Securities Act, in connection with any registration effected under the agreement.

Policy Regarding Transactions with Related Persons

Pursuant to our Code of Business Conduct and Ethics, employees and directors are required to refrain from entering into any activity that is in conflict with, or would reasonably appear to be in conflict with, the interest of our company or which would prejudice their ability to exercise independent judgment in carrying out their duties and responsibilities or devote undivided loyalty to us. If there is any possibility that a particular activity, investment or association could create, or reasonably appear to create, such a conflict of interest, or otherwise interfere with an employee’s or director’s independent judgment, that person is required to consult with our chief compliance officer or the Audit Committee to assess whether such a conflict of interest or interference with independent judgment is created thereby. The charter of the Audit Committee provides that the Committee will review all transactions with related persons (as defined by Item 404 of SEC Regulation S-K) for potential conflicts of interest and that all such transactions are required to be approved by the Committee.

Director Independence

The board of directors has determined that each of the members of the board, other than Mr. Carter, is an independent director within the meaning of applicable NASDAQ listing standards. Mr. Carter is our chief executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and beneficial owners of more than ten percent of any class of equity securities to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC and, pursuant to rules promulgated under Section 16(a), such individuals are required to furnish us with copies of Section 16(a) reports they file. With respect to PostRock, to our knowledge, based solely on a review of Forms 3, 4, 5 and amendments thereto furnished to us and written representations that no other reports were required, during and for 2012, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% beneficial owners of PostRock were complied with in a timely manner.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The amounts and percentage of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

The following table sets forth information as of March 19, 2013 concerning the shares of our common stock beneficially owned by (i) each person known by us, solely by reason of our examination of Schedule 13D and 13G filings made with the SEC and by information voluntarily provided to us by certain stockholders, to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our directors, (iii) each of the executive officers named in the summary compensation table under “Executive Compensation” and (iv) all current directors and executive officers as a group. If a person or entity listed in the following table is the beneficial owner of less than one percent of the securities outstanding, this fact is indicated by an asterisk in the table. For additional information about the beneficial ownership by White Deer of our Series A preferred stock and Series B preferred stock, please see “Certain Relationships and Related Transactions, and Director Independence — White Deer Investment” and footnote 1 to the table below.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Edelman & Guill Energy L.P.(1)	44,171,034	76.0%
700 Louisiana Street Suite 4770 Houston, TX 77002
Constellation Energy Commodities Group, Inc. (2)	1,449,215	6.0%
100 Constellation Way Baltimore, MD 21202
Nathan M. Avery(3)	61,324	*
Terry W. Carter(4)	480,506	2.0%
William H. Damon III(5)	73,245	*
Stephen L. DeGiusti(6)	175,983	*
Thomas J. Edelman(1)	44,232,943	76.0%
David J. Klvac(7)	311,271	1.3%
Duke R. Ligon(8)	77,223	*
J. Philip McCormick(9)	61,743	*
Mark A. Stansberry(10)	68,317	*
All current directors and executive officers as a group(11) (10 persons)	45,691,702	78.1%

*	Less than 1% of issued and outstanding shares of our common stock.

(1)	Includes 9,199,922 shares of common stock and warrants to purchase 32,118,264 shares of common stock held by White Deer Energy L.P., 305,679 shares of common stock and warrants to purchase 1,068,225 shares of common stock held by White Deer Energy TE L.P. and 329,019 shares of common stock and warrants to purchase 1,149,925 shares of common stock held by White Deer Energy FI L.P. (collectively, the “Funds”), which are members of a “group” for purposes of Section 13(d) of the Exchange Act. Such group includes Edelman & Guill Energy L.P., Edelman & Guill Energy Ltd., Thomas J. Edelman and Ben A. Guill. Edelman & Guill Energy L.P. is the general partner of the Funds, Edelman & Guill Energy Ltd. is the general partner of Edelman & Guill Energy L.P., and Messrs. Edelman and Guill are the directors of Edelman & Guill Energy Ltd. Accordingly, each of Edelman & Guill Energy Ltd, Edelman & Guill Energy L.P. and Messrs. Edelman and Guill may be deemed to control the investment decisions of the Funds. In addition, the Funds hold 7,250 shares of our Series A preferred stock and 265,095.49 shares of our Series B preferred stock, each representing 100% of the issued and outstanding shares of such series. Mr. Edelman disclaims beneficial ownership of the shares beneficially owned by the Funds except to the extent of his pecuniary interests therein. In addition, Mr. Edelman directly owns options to acquire 30,000 shares of common stock that are immediately exercisable and 31,909 vested restricted stock units.

(2)	Includes 1,000,000 shares of common stock and warrants to purchase 449,215 shares of common stock held by Constellation Energy Commodities Group, Inc. (“CECG”). CECG is wholly owned by Constellation Power Source Holdings, Inc. (“CPSH”) and indirectly owned by Constellation Holdings, Inc. (“CHI”), Constellation Enterprises, Inc. (“CEI”) and Constellation Energy Group, Inc. (“CEG”). Accordingly, CPSH, CHI, CEI and CEG may be deemed to be beneficial owners of the shares and warrants held by CECG.

(3)	Includes options to acquire 30,000 shares of common stock and 31,324 vested restricted stock units.

(4)	Includes options to acquire 81,667 shares of common stock and 362,842 restricted shares that Mr. Carter has the ability to vote, but is restricted from transferring until their vesting date.

(5)	Includes options to acquire 30,000 shares of common stock and 34,207 vested restricted stock units.

(6)	Includes (i) options to acquire 42,000 shares of common stock and (ii) 93,726 restricted shares that Mr. DeGiusti has the ability to vote, but is restricted from transferring until their vesting date. In addition, Mr. DeGiusti is entitled to receive 7,499 restricted shares upon satisfaction of certain vesting requirements. Mr. DeGiusti does not have the ability to vote or dispose of these restricted shares.

(7)	Includes (i) options to acquire 48,000 shares of common stock and (ii) 225,185 restricted shares that Mr. Klvac has the ability to vote, but is restricted from transferring until their vesting date. In addition, Mr. Klvac is entitled to receive 7,495 restricted shares upon satisfaction of certain vesting requirements. Mr. Klvac does not have the ability to vote or dispose of these restricted shares.

(8)	Includes options to acquire 30,000 shares of common stock and 36,506 vested restricted stock units.

(9)	Includes options to acquire 30,000 shares of common stock and 20,000 vested restricted stock units.

(10)	Includes options to acquire 30,000 shares of common stock and 26,428 vested restricted stock units.

(11)	In addition to warrants to purchase 34,336,414 shares of common stock held by the Funds, includes (i) options to acquire an aggregate of 376,001 shares of common stock and (ii) an aggregate of 180,374 vested restricted stock units.

Equity Compensation Plans

The table below sets forth information concerning compensation plans under which our equity securities are authorized for issuance as of December 31, 2012. The table does not include the additional shares issuable under the proposed amendment to our 2010 Long-Term Incentive Plan, as described below, or our deferred compensation plan, which are subject to stockholder approval at the annual meeting.

Equity Compensation Plan Information

Plan Category(1)	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders(2)	2,170,283	$2.45	1,904,321
Equity compensation plans not approved by security holders	—	—	—
Total	2,170,283	$2.45	1,904,321

(1)	Excludes 2,998 shares of our common stock to be issued upon the vesting of bonus shares granted under equity compensation plans of QRCP assumed in connection with the recombination. Also excludes (i) 13,496 shares of our common stock to be issued upon the vesting of phantom units granted under equity compensation plans of QELP assumed in connection with the recombination and (ii) 13,494 shares of our common stock to be issued upon the vesting of bonus units granted under equity compensation plans of QMLP assumed in connection with the recombination. Upon consummation of the recombination, all outstanding options to purchase QRCP common stock were converted into options to purchase our common stock, and outstanding QRCP bonus share awards, QELP phantom awards and QMLP bonus units were converted into awards to be paid or settled in our common stock. No additional awards may be granted under the QRCP, QELP or QMLP equity plans assumed by us in the recombination.

(2)	Consists of our 2010 Long-Term Incentive Plan. As of December 31, 2012, 1,904,321 shares remained available for issuance under the 2010 Long-Term Incentive Plan with respect to awards and could be issued in the form of stock options, stock appreciation rights, stock awards and stock units.

EXECUTIVE OFFICERS

The following table shows information regarding our executive officers as of March 15, 2013. Information with respect to Mr. Carter is set forth in “Election of Directors — Nominees for Election.”

Name	Age	Positions Held
Terry W. Carter	60	Chief Executive Officer, President and Director
David J. Klvac	42	Executive Vice President, Chief Accounting Officer and Chief Financial Officer
Stephen L. DeGiusti	54	Executive Vice President, General Counsel and Secretary
Clark W. Edwards	30	Vice President, Field Operations

Mr. Klvac has served as our Chief Financial Officer since November 2012 and as our Chief Accounting Officer since March 26, 2010. Prior to that, he served as our Corporate Controller from March 5, 2010 to March 26, 2010 and as Corporate Controller of QRCP, QEGP and QMGP from May 2009 to March 2010. Prior to joining the Quest entities, Mr. Klvac served as a financial consultant for Sirius Solutions, LLLP from October 2008 to May 2009, as Vice President and Corporate Controller of Tronox Incorporated from January 2007 to June 2008, and as Assistant Corporate Controller of Smithfield Foods, Inc. from 2005 to 2007. He joined Smithfield as Director of Financial Reporting in 2004. Mr. Klvac holds a bachelors degree in accounting from the University of St. Thomas in Houston.

Mr. DeGiusti has served as our General Counsel and Secretary since the closing of the recombination. Prior to that he served as General Counsel for QRCP, QEGP and QMGP from January 2010 until March 2010. Prior to joining QRCP, QEGP and QMGP, Mr. DeGiusti was a shareholder and director with the law firm of Crowe & Dunlevy, a Professional Corporation, in Oklahoma City, Oklahoma where he was employed from 1983 to January 2010. Mr. DeGiusti received a J.D. from the University of Oklahoma College of Law and a B.A. from the University of Central Oklahoma.

Mr. Edwards has served as our Vice President of Operations since February 2012. Previously, he served as our Director of Midcontinent Field Operations since December 2010 and in various other company roles for our predecessor entities from August 2007 to December 2010. Prior to joining our predecessor entities, Mr. Edwards served in various roles with Lipsey Ranch Cattle Feeders, a commercial cattle operation, from 2006 to August 2007. Mr. Edwards holds a bachelors degree in engineering from Texas A&M University in College Station, Texas.

EXECUTIVE COMPENSATION

The summary compensation table below sets forth information concerning the annual and long-term compensation paid to or earned by Terry W. Carter, who served as the principal executive officer for PostRock at December 31, 2012, David J. Klvac and Stephen L. DeGiusti, the two other most highly compensated executive officers who were serving as executive officers of PostRock at December 31, 2012 (the “named executive officers”). The positions of the named executive officers listed in the table below are those positions held with PostRock as of March 15, 2013.

The Compensation Committee of the Board, comprised entirely of non-employee directors that are “independent” under the applicable NASDAQ listing standards, defines the general compensation policies of the Company which are designed to reward our executives for meeting or exceeding our short-term annual financial and operating goals and furthering our long-term strategy without subjecting the Company to excessive or unnecessary risks. The Compensation Committee makes comparisons of our executive compensation program to the compensation paid to executives of other companies within the oil and gas industry through the use of compensation survey analysis provided by Equilar as well as our independent review of the proxy statements of our defined peer group companies that are selected annually and have comparable market capitalization, revenues, employees and geographic focus.

For 2012, the peer group for proxy statement data consisted of the following 13 publicly traded oil and natural gas exploration and production companies:

Abraxas Petroleum	Geomet, Inc.
Constellation Energy Partners	GMX Resources, Inc.
Callon Petroleum	Goodrich Petroleum
Crimson Exploration, Inc.	PetroQuest Energy, Inc.
Delta Petroleum Corporation	Rex Energy Corporation
Double Eagle Petroleum	Warren Resources, Inc.
Gastar Exploration, Inc.

This peer group of companies is similar in size and operating metrics and we believe that the use of this group as a reference for evaluating our compensation policies helps align us with our peers and competitors. We also believe this group of companies provides a sufficiently large data set that is generally not subject to wide changes in compensation data.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Terry W. Carter (6)	2012	$450,000	$—	$237,290	$405,001	$115,000	$7,808	$1,215,099
President and Chief	2011	305,769	—	378,000	375,050	—	3,986	1,062,805
Executive Officer

David J. Klvac	2012	258,000	—	289,750	179,545	65,000	5,309	794,604
EVP, Chief Financial	2011	239,769	40,000	174,330	120,120	—	7,485	581,704
and Accounting Officer

Stephen L. DeGiusti	2012	248,461	—	102,499	83,009	30,000	9,781	473,750
EVP, General Counsel	2011	238,654	30,000	135,880	94,380	—	11,713	510,627
and Secretary

(1)	Includes, for 2011, discretionary bonuses based on 2011 performance paid in 2012.

(2)	The amounts in this column represent the grant date fair value of PostRock equity awards granted for the performance years of 2012 and 2011. For Mr. Carter, the amount in this column for 2011 represents the grant date fair value of PostRock equity awards granted in 2011 based on 2011 performance. For Mr. Klvac and Mr. DeGiusti, the amounts in this column for 2011 represent the grant date fair value of PostRock equity awards granted in 2011 and 2012 based on 2011 performance. For Messrs. Carter, Klvac and DeGiusti, the amounts in this column for 2012 represent the grant date fair value of PostRock equity awards granted in 2012 and 2013 based on 2012 performance. In each case these amounts are calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718. Under SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value of equity awards is calculated using the closing price of PostRock’s common stock on the date of grant. For the PostRock awards to Messrs. Carter, Klvac and DeGiusti in December 2011, December 2012 and January 2013, the grant date fair value per share was $2.52, $1.45 and $1.83, respectively. For the PostRock awards to Mr. Klvac and Mr. DeGiusti in March 2012 based on 2011 performance, the grant date fair value per share was $3.70. For additional information, see Notes 2 and 13 to our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2012. These amounts do not correspond to the actual value that will be recognized by the executive.

(3)	For Mr. Carter the amount in this column for 2011 represents the grant date fair value of PostRock stock options granted in 2011 and 2012 based on 2011 performance. For Mr. Klvac and Mr. DeGiusti, the amount in this column for 2011 represents the grant date fair value of PostRock stock options granted in 2011 based on 2011 performance. For Messrs. Carter, Klvac and DeGiusti, the amounts in this column for 2012 represent the grant date fair value of PostRock stock options granted in 2012 and 2013 based on 2012 performance. In each case these amounts are calculated in accordance with ASC Topic 718. Under SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, see Note 13 to our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2011. These amounts do not correspond to the actual value that may be recognized by the executive. The PostRock stock options have a five-year term and vest in equal installments on the first, second and third anniversaries of the grant date.

(4)	Represents the PostRock Management Incentive Program awards earned for 2012. The Management Incentive Program for 2012 is discussed below.

(5)	Includes matching contribution under the 401(k) savings plan and life insurance premiums. Other perquisites and personal benefits did not exceed $10,000 for the year.

(6)	Mr. Carter became our Interim President and Chief Executive Officer in June 2011 and our President and Chief Executive Officer in December 2011.

Role of Management in Compensation Process

The compensation committee evaluates the performance of Terry W. Carter, our Chief Executive Officer and President. Mr. Carter evaluates the performance of our other executive officers and makes recommendations to the compensation committee regarding all aspects of their compensation. Stephen L. DeGiusti, our General Counsel and Secretary, and David J. Klvac, our Chief Financial and Accounting Officer, act pursuant to delegated authority to fulfill various administrative functions of the compensation committee, such as providing legal, compliance and other updates to the committee and overseeing the documentation of equity awards as approved by the committee. No executive has the authority to establish or modify executive officer compensation. The committee did not engage an outside consultant with respect to executive compensation matters for 2012.

Management Incentive Program for 2012

Effective March 29, 2012, our board of directors, upon the recommendation of the compensation committee, adopted the Management Incentive Program for 2012 (the “MIP”) under our 2010 Long-Term Incentive Plan. The MIP designates a group of our executive officers and key employees who may be eligible to receive cash or equity awards under our 2010 Long-Term Incentive Plan based in part on the achievement of certain performance goals established by our compensation committee on March 28, 2012, as further described below. All of our current executive officers participate in the MIP.

The MIP is intended to recognize value creation by providing competitive incentives for meeting and exceeding annual financial and operating performance measurement targets. The amount of the bonus that may be payable under the MIP to each participant varies based on the percentage of the performance goals achieved and the employee’s position with us and a discretionary-based amount (if any) determined by the compensation committee that is a percentage of the employee’s base salary. As a result, our most senior executives are eligible to receive bonuses that are potentially a higher percentage of their base salaries than other employees who participate in the MIP.

The performance criteria for 2012 for each executive officer and key employee who participates in the MIP has a subjective component that relates to 50% of the incentive compensation under the MIP and performance thresholds that must be met that relate to the other 50% of the incentive compensation under the MIP, both based on a percentage of base salary. There are target level percentages expressed as a percentage of base salary based on the employee’s level of responsibility. Accordingly, the actual amount of incentive compensation paid can range from 0% (if performance is below the minimum target levels and the individual received 0% of the subjective component of the MIP) to 100% of base salary for our most senior executives (if performance is at or above the maximum target levels and the individual receives 100% of the subjective component of the MIP).

For 2012, subject to the negative adjustment as described below, the potential bonus amounts for the named executive officers were as follows:

	Amount of Incentive Compensation Based on Achievement of Our Performance Goals
	50%	100%
Percentage of Base Salary Based on Objective and Subjective Performance Components
Terry W. Carter
Incentive Compensation	$225,000	$450,000
David J. Klvac
Incentive Compensation	$63,750	$127,500
Stephen L. DeGiusti
Incentive Compensation	$62,500	$125,000

In February 2013, the compensation committee determined to what extent PostRock and the MIP participants achieved the 2012 performance goals. While not permitted to increase the amount of any named executive officer’s bonus under the MIP as so determined, in compliance with the requirements of Section 162(m) of the Internal Revenue Code, the compensation committee may reduce the amount of or totally eliminate such bonus, if it is determined, in the compensation committee’s absolute and sole discretion, that such reduction or elimination is appropriate.

For the named executive officers, the compensation committee established the 2012 performance targets and percentages of goals achieved for each of the six corporate goals described below:

	Percentage of Goal Achieved
	25%	50%
Objective Performance Measure and % Weight
Production — Net Bcfe (economic equivalent) — (20%)	20.79	21.00
Operating Cost per Mcfe — (20%)	$2.31	$2.20
Reserve Replacement Ratio (economic equivalent) — (20%)	21.00	23.09
General and administrative costs — (15%)	$12.25	$11.14
Adjusted EBITDA per Mcfe (15)	$2.44	$2.71
Net debt balance — (10%)	$166.37	$161.37

The amount of the calculated bonus was based on the average percentage of the goals achieved. For 2012, no additional incentive awards would have been payable under the MIP if the average percentage of the goals achieved exceeded 150%. For 2012, 100.5% of the MIP goals where met.

Tax Considerations

We periodically evaluate our executive compensation programs in light of Section 162(m) of the Internal Revenue Code. This section generally limits the tax deductibility of compensation in excess of $1 million for certain executive officers, unless the compensation meets rules qualifying it as performance-based compensation. Generally, we intend to structure our compensation programs in a manner that maximizes tax deductibility. The compensation committee recognizes, however, that there may be situations in which the best interests of shareholders are served by administering some elements of compensation in a way that may not meet the requirements for performance-based compensation under Section 162(m). For 2011, payments to our executive officers were not subject to the limitation of Section 162(m).

Outstanding Equity Awards at Fiscal Year-End 2012

The following table shows unvested equity awards and unexercised stock options outstanding for the named executive officers as of December 31, 2012. Market value is based on the closing market price of PostRock’s common stock on December 31, 2012 ($1.44 per share).

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units that Have not Vested		Market Value of Shares or Units that Have not Vested
Terry W. Carter	50,000	100,000	(2)	$2.52	12/21/16	300,000	(1)	$432,000
	31,667	63,333	(2)	$2.93	01/02/17	—		—
	—	170,000	(2)	$1.54	12/26/17	—		—
David J. Klvac	20,000	10,000	(2)	$3.61	12/20/15	197,165	(1)	$283,918
	28,000	56,000	(2)	$2.52	12/21/16	—		—
	—	155,000	(2)	$1.54	12/26/17	—		—
Stephen L. DeGiusti	20,000	10,000	(2)	$3.61	12/20/15	84,832	(1)	$122,158
	22,000	44,000	(2)	$2.52	12/21/16	—		—
	—	80,000	(2)	$1.54	12/26/17	—		—

(1)	Mr. Klvac and Mr. DeGiusti have 7,499 awards that vest on September 23, 2013. Mr. Carter has 70,000 awards that vest on December 27, 2013. Messrs. Carter, Klvac and DeGiusti have 100,000, 34,666 and 27,333 shares, respectively, which vest in equal installments on December 22, 2013 and 2014. Additionally, Messrs. Carter, Klvac and DeGiusti have 130,000, 155,000 and 50,000 shares, respectively, which vest in equal installments on December 27, 2013, 2014 and 2015.

(2)	The PostRock stock options granted in 2010, 2011 and 2012 have a five-year term and vest in equal installments on the first, second and third anniversaries of the grant date.

Change in Control Severance Plans

In February 2012, our board of directors adopted the Change in Control Severance Plan for Chief Executive Officer (the “CEO plan”) and the Change in Control Severance Plan for Executive Officers Other than CEO and President (the “officer plan”). These severance plans are designed to provide severance benefits to our executives, including our named executive officers, in the event that an executive who is a participant in one of the severance plans has a qualifying termination (as described below) within one year after a change in control of our company, provided that certain additional conditions are satisfied.

The severance plans provide that, if within one year after a change in control, the employment of (i) our President and Chief Executive Officer, in the case of the CEO plan, and (ii) our Chief Financial Officer, General Counsel and certain other officers, in the case of the officer plan, and who is terminated by us without “cause” or due to certain material changes in the CEO’s or officer’s compensation, position or location of employment, as further described in the severance plans, then the CEO or officer is entitled under the applicable plan to (1) full vesting of all unvested equity awards, (2) a lump-sum payment equal to 150% of the CEO’s, or 100% of the officer’s, base salary plus any cash bonus compensation for the most recently completed four fiscal quarters, (3) a lump-sum payment equal to the value of any accrued but unused paid time off and (4) medical, dental and vision plan continuation for the period of continuation coverage provided under the Consolidated Omnibus Budget Reconciliation Act of 1985 by payment by the CEO or officer at the then-current active employee rate for such coverage.

For purposes of the severance plans, a “change in control” is defined as an event that (i) qualifies as a change in control under Section 409A of the Internal Revenue Code and (ii) is a change in the ownership of either our company or of a substantial portion of our assets. Generally, a change in the ownership of PostRock means the acquisition by any one person or a group of the outstanding shares of common stock that, together with the shares held by such person or group, constitutes more than 50% of the total voting power of our common stock (provided such person or group does not already own more than 50% of the total voting power of our common stock); and a change in the ownership of a substantial portion of our assets occurs when any one person or a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from us that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of our assets immediately prior to such acquisition or acquisitions. However, (a) an acquisition of shares of our common stock or other securities by White Deer Energy L.P. or any of its affiliates, whether before or after the effective date of the severance plans, or (b) the sale by us of all or part of the membership interest in our subsidiary PostRock KPC Pipeline, LLC and/or all or part of the assets held by that subsidiary, will not constitute a change in control for purposes of the severance plans.

In order to receive any of the benefits described above, the executive must enter into a release agreement with us in the form attached to the applicable severance plan.

DIRECTOR COMPENSATION

Standard PostRock Non-employee Director Compensation

The annual cash retainer for non-employee directors is $30,000. The chairman of the board receives an additional $15,000 per year, the chairman of the audit committee receives an additional $10,000 per year, the chairman of the compensation committee receives an additional $7,500 per year and the chairman of the nominating and corporate governance committee receives an additional $5,000 per year. We pay a fee of $1,500 for each board meeting attended in person and $250 for each telephonic board meeting attended. In addition, we pay a fee of $1,000 for attendance at each committee meeting not held in conjunction with an in-person board meeting, whether the committee meeting is in person or telephonic. Directors who are employees receive no additional compensation for serving on the board of directors or its committees. For 2013, we expect to make an annual equity award under our 2010 Long-Term Incentive Plan to our non-employee directors.

2012 Director Compensation

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our current non-employee directors who served as a director of PostRock during 2012.

Name	Fees Earned or Paid in Cash ($) (1)(3)	Stock Awards ($) (2)(3)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Nathan M. Avery	$29,500	$47,400	—	—	—	—	$76,900
James E. Saxton, Jr(4)	9,000	—	—	—	—	—	9,000
William H. Damon III	34,377	47,400	—	—	—	—	81,777
Thomas J. Edelman	28,500	47,400	—	—	—	—	75,900
Duke R. Ligon	40,000	47,400	—	—	—	—	87,400
J. Philip McCormick	37,000	47,400	—	—	—	—	84,400
Daniel L. Spears(4)	11,500	—	—	—	—	—	11,500
Mark A. Stansberry	32,251	47,400	—	—	—	—	79,651

(1)

In addition to fees paid in cash, the amounts in this column include the amount of fees foregone at the election of the director pursuant to which PostRock deferred restricted stock units were granted in 2012. The shares represented by the deferred restricted stock units become available to the non-employee director upon the earlier of (1) the fifth anniversary of the grant date or (2) the date of the director’s termination of affiliation. The deferred restricted stock units were granted in July and October 2012 with a grant date fair value of $1.53 and $1.58, respectively, and fully vested upon grant. The restricted stock unit grants were as follows: Mr. Avery — 11,324 units; Mr. Damon — 14,207 units; Mr. Edelman — 11,909 units; Mr. Ligon — 16,506 units; and Mr. Stansberry — 6,428 units. For additional information, see Note 13 to our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2011. These amounts do not correspond to the actual value that may be recognized by the director.

(2)	The amounts in this column include the grant date fair value of PostRock restricted stock units granted in 2012. Fair value was calculated in accordance with ASC Topic 718. Under SEC rules, the calculated fair values exclude the impact of estimated forfeitures related to service-based vesting conditions. The availability of the shares represented by the restricted stock units is described in (1) above. Each non-employee director received 20,000 restricted stock units in May 2012, which had a grant date fair value per share of $2.37 and fully vest one year from grant date. These amounts do not correspond to the actual value that may be recognized by the director.

(3)	The aggregate number of restricted stock awards/units and the aggregate number of option awards outstanding at December 31, 2012 were as follows:

Name	Restricted Stock Awards/Units	Stock Options
Nathan M. Avery	31,324	30,000
James E. Saxton, Jr	—	—
William H. Damon III	34,207	30,000
Thomas J. Edelman	31,909	30,000
Duke R. Ligon	36,506	30,000
J. Philip McCormick	20,000	30,000
Daniel L. Spears	—	—
Mark A. Stansberry	26,428	30,000

(4)	Messrs. Saxton and Spears did not stand for election at the 2012 annual meeting.

Compensation Committee Interlocks and Insider Participation

None of the persons who served on our compensation committee during 2012 (i) was an officer or employee of PostRock during 2012 or (ii) other than with respect to Mr. Edelman and White Deer as described under “Certain Relationships and Related Transactions, and Director Independence — White Deer Investment,” had any relationship requiring disclosure under Item 404 of Regulation S-K. In addition, none of the persons who served on our compensation committee during 2012 was formerly one of our officers.

None of our executive officers during 2012 served as a (i) member of the compensation committee of another entity, one of whose executive officers served on our compensation committee; (ii) director of another entity, one of whose executive officers served on our compensation committee; or (iii) member of the compensation committee of another entity, one of whose executive officers served as one of our directors.

AUDIT COMMITTEE REPORT

The Audit Committee’s primary purpose is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. The board of directors has determined that the members of the Audit Committee are independent under applicable provisions of the Securities Exchange Act of 1934 and NASDAQ listing standards.

Our management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements and issuing a report thereon. Accordingly, the Audit Committee’s responsibility is one of oversight. In this context, the Audit Committee discussed with UHY LLP, our independent registered public accounting firm, the matters required to be discussed by professional standards, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, Communication with Audit Committees. The Audit Committee also discussed with UHY its independence from us and received from UHY the written disclosures and the letter from UHY required by applicable requirements of the Public Company Accounting Oversight Board regarding UHY’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether the provision of services by UHY not related to the audit of our financial statements and to the review of our interim financial statements is compatible with maintaining the independence of UHY. Finally, the Audit Committee reviewed and discussed our audited financial statements with our management and UHY. Our management informed the Audit Committee that our audited financial statements had been prepared in accordance with accounting principles generally accepted in the United States.

Based on the foregoing review and discussions, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the board of directors, and the board has approved, that these audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012.

Respectfully submitted,

J. Philip McCormick, Chairman
Nathan Avery
Mark Stansberry

APPROVAL OF AMENDMENT OF 2010 LONG-TERM INCENTIVE PLAN

(Item 2 on Proxy Card)

Description of the Proposal

Our board of directors has approved an amendment of our 2010 Long-Term Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000 shares, as more fully described below. The board is requesting stockholders to approve the amendment.

Our 2010 Long-Term Incentive Plan was approved in 2010 to allow our eligible employees and non-employee directors to acquire or increase equity ownership of our company or to be compensated under the plan based on growth in our equity value and to strengthen their commitment to our success, to stimulate their efforts on our behalf and to assist us in attracting new employees and non-employee directors and retaining existing employees and non-employee directors. The plan is also intended to optimize our profitability and growth through incentives that are consistent with our goals, to provide incentives for excellence in individual performance, and to promote teamwork.

The following description of the material features of the plan is only a summary.

Eligibility

All employees of PostRock and its majority-owned subsidiaries and PostRock’s non-employee directors are eligible to receive awards under the plan, other than incentive stock options which may only be granted to employees of PostRock and its majority-owned corporate subsidiaries as determined under Section 424(f) of the Internal Revenue Code. No awards may be granted under the plan after March 5, 2020.

Administration

The plan is administered by the compensation committee of our board of directors. The committee selects the eligible employees and non-employee directors to whom awards are granted and sets the terms of such awards, including any performance goals applicable to annual and long-term incentive awards. The committee may delegate its authority involving routine administration under the plan to our officers or employees subject to guidelines prescribed by the committee. The committee may not, however, delegate its authority with respect to the grant of awards to our officers who are subject to Section 16 of the Exchange Act or who are reasonably likely to be subject to Section 162(m) of the Internal Revenue Code.

The committee may recoup from an employee or non-employee director who engages in conduct which is fraudulent, negligent or not in good faith and which (1) disrupts, damages, impairs or interferes with the business, reputation or employees of PostRock or its subsidiaries, or (2) causes a subsequent adjustment or restatement of our reported financial statements, all or a portion of the amounts granted or paid under the plan within five years of the conduct.

Shares Reserved for Awards; Limits on Awards

The plan currently provides for up to 5,850,000 shares of our common stock to be used for awards. As of March 15, 2013, 1,012,784 shares remained available for awards under the plan. Assuming the amendment of the plan is approved, the total shares available for future grant as of March 15, 2013 would be 6,012,784, subject to the adjustment provisions described below. The number of shares of common stock that are subject to awards under the plan that (1) are forfeited, terminated or expire unexercised, (2) are settled in cash in lieu of shares of common stock or (3) are not actually issued due to net settlement of an award or our tax withholding obligations with respect to an award, in each case, will again become available for awards.

The number of shares of common stock authorized for awards, the exercise price of awards and the limitations described in the following paragraph are subject to adjustment to reflect a stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or similar events as necessary to maintain the proportionate interest of the holders of outstanding awards and to preserve the value of outstanding awards, except that no adjustment or substitution of awards will be made that results in noncompliance with the requirements of Section 409A of the Internal Revenue Code.

No grantee may be granted, during any one calendar year, stock options or stock appreciation rights or SARs that are exercisable for more than 300,000 shares of our common stock. No grantee may be granted, during any one calendar year, equity awards other than options or SARs covering or relating to more than 300,000 shares of common stock. No grantee may be granted awards (other than awards described in the preceding two sentences) for any one calendar year having a value determined on the date of the grant of the award in excess of $1,500,000. Subject to the foregoing limitations, the maximum number of shares that may be issued under the plan with respect to incentive stock options is 5,850,000, which would be increased to 10,850,000 shares if the amendment is approved.

General Terms of Awards

The committee will select the grantees and set the term of each award, which may not be more than ten years from the date of grant for options and SARs. The committee has the power to determine the terms of the awards granted, including the number of shares subject to each award, any performance goals, the form of consideration payable upon exercise, the period in which the award may be exercised after termination of employment, treatment of dividends or dividend equivalents, and all other matters. The exercise price of an option and the grant price of an SAR must be at least the fair market value (as defined in the plan) of a share of common stock as of the grant date, unless the award is replacing an award granted by an entity that is acquired by PostRock or one of its subsidiaries. The committee will also set the vesting conditions of the award.

Awards granted under the plan generally are not transferable by the grantee other than by the laws of descent and distribution and, to the extent applicable, are exercisable during the lifetime of the grantee only by the grantee or the grantee’s guardian or legal representative. An award agreement (other than with respect to an incentive stock option) may, however, provide for the transfer of an award in limited circumstances to certain members of the grantee’s family or a trust or trusts established for the benefit of such a family member.

Other terms and conditions of each award will be determined by the committee and will be set forth in the award agreement evidencing the award. Changes to the terms of an award after it is granted generally are subject to the consent of the grantee if the change would materially adversely affect the grantee’s rights under the award.

Stock Options

The plan will permit the grant of incentive stock options, which qualify for special tax treatment, to eligible employees, and non-qualified stock options to eligible employees and non-employee directors. The exercise price for any stock option will not be less than the fair market value of a share of common stock on the date of grant. No stock option may be exercised more than ten years after the date of grant. Generally, the plan prohibits the reduction of the exercise price of outstanding options unless the reduction is approved by our stockholders.

Restricted Shares and Restricted Share Units

Restricted shares of common stock and restricted share units may also be awarded under the plan. The restricted share awards will vest and become transferable upon the satisfaction of conditions set forth in the applicable award agreement. Restricted share unit awards may be settled in cash, common stock, or a combination of cash and common stock, as determined by the committee. Restricted share and restricted share unit awards may be forfeited if, for example, the recipient’s employment terminates before the award vests or performance goals are not met. A grantee of restricted shares (but not restricted share units) shall have all the rights of a stockholder as of the grant date of the award.

Bonus Shares and Deferred Shares

The committee may grant shares of common stock to grantees from time to time as a bonus. Such shares may be paid on a current basis or may be deferred and paid in the future. The committee may impose such conditions or restrictions on any such bonus shares and deferred shares as it may deem advisable, including time-vesting restrictions and deferred payment features.

Stock Appreciation Rights

SARs may be granted either singly (freestanding SARs) or in combination with underlying stock options (tandem SARs). SARs entitle the holder upon exercise to receive a number of shares of common stock equal in value to the excess of the fair market value of the shares covered by such SAR over the grant price. The grant price for SARs will not be less than the fair market value of the common stock on the SAR’s date of grant. The payment upon an SAR exercise may be settled in whole shares of equivalent value, cash or a combination thereof. Fractional shares will be paid in cash. Generally, the plan prohibits the reduction of the exercise price of outstanding SARs unless the reduction is approved by our stockholders.

Performance Awards

Without limiting the type or number of awards that may be made under the other provisions of the plan, an award may be in the form of a performance award. The committee will determine the terms, conditions and limitations applicable to a performance award. The committee will set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and amount of performance awards that will be paid out to the grantee and the portion that may be exercised.

Qualified performance awards are performance awards that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows deductions for compensation in excess of $1 million for certain executive officers unless it meets the requirements for being performance-based (as defined by Section 162(m)). Special rules apply in the case of stock options and SARs. The plan contains provisions consistent with these requirements for qualified performance awards. Qualified performance awards (other than stock options and SARs) will be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established objective performance goals established by the committee prior to the earlier of (a) 90 days after the commencement of the period of service to which the performance goals relate or (b) the lapse of 25% of the period of service and while the outcome is substantially uncertain.

A performance goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. A performance goal may be based on one or more business criteria that apply to the grantee, one or more business units, divisions or sectors of PostRock, or PostRock as a whole, and, if determined by the committee, by comparison with a peer group of companies. A “performance goal” may include one or more of the following:

•

revenue and income measures (which include revenue, revenue growth, gross margin, income from operations, net income, pro forma net income, net sales, sales growth, earnings before income, taxes, depreciation and amortization (“EBITDA”), EBITDA per share, and earnings per share);

•

expense measures (which include costs of goods sold, operating expenses, cost reduction, controls or savings, lease operating expense, selling, general and administrative expenses, and overhead costs);

•	financial measures (which include working capital, change in working capital, financing of operations, net borrowing, credit quality or debt rating, and debt reduction);

•	profit measures (which include net profit before tax, gross profit, and operating income or profit);

•

operating measures (which include production volumes, margin, oil and gas production, drilling results, reservoir production replacement, reserve additions and other reserve measures, production costs, finding costs, development costs, productivity and operating efficiency);

•	cash flow measures (which include net cash flow from operating activities and working capital, cash flow per share and free cash flow);

•	leverage measures (which include debt-to-equity ratio and net debt);

•

market measures (which include fair market value per share, stock price, book value per share, stock price appreciation, relative stock price performance, total stockholder return, market capitalization measures and market share);

•

return measures (which include return on equity, return on designated assets, return on net assets, return on invested capital, return on capital, profit returns/margins, economic value added, and return on revenue);

•	corporate value measures (which include compliance, safety, environmental, personnel matters, customer satisfaction or growth, employee satisfaction and strategic initiatives); and

•	other measures such as those relating to acquisitions or dispositions.

Performance goals are not required to be based upon an increase or positive result under a particular business criterion and could include maintaining the status quo or limited economic losses (measured, in each case, by reference to specific business criteria). Prior to the payment of any compensation based on the achievement of performance goals, the committee is required to certify in writing that the applicable performance goals were satisfied.

Nonqualified performance awards are performance awards that are not intended to qualify as performance-based compensation under Section 162(m). Nonqualified performance awards will be based on achievement of such performance goals and be subject to such terms, conditions and restrictions as the committee determines.

If a grantee of a performance award is promoted, demoted or transferred to a different business unit of our company during a performance period, then the committee may adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make them appropriate and comparable to the initial performance goals or performance period, subject to the requirements of Section 162(m) if the award is a qualified performance award.

Cash Awards

The committee may grant awards in the form of cash. The terms, conditions and limitations applicable to any cash awards granted pursuant to the plan will be determined by the committee.

Certain U.S. Federal Income Tax Consequences

Based on current provisions of the Internal Revenue Code and the existing regulations thereunder, the anticipated material U.S. federal income tax consequences of awards granted under the plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof.

Non-Qualified Stock Options

The grantee of a non-qualified option does not recognize taxable income on the date of grant of the non-qualified option, provided that the non-qualified option does not have a readily ascertainable fair market value at the time it is granted. In general, the grantee must recognize ordinary income at the time of exercise of the non-qualified option in the amount of the difference between the fair market value of the shares of common stock on the date of exercise and the option exercise price. In the case of an employee, ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by a grantee will be deductible by us in the year that the grantee recognizes the income if we comply with the applicable withholding requirements.

Shares of common stock acquired upon the exercise of a non-qualified option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the common stock generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the common stock, the grantee will recognize long-term capital gain or loss if the grantee has held the common stock for more than one year prior to disposition, or short-term capital gain or loss if the grantee has held the common stock for one year or less.

If a grantee pays the exercise price, in whole or in part, with previously acquired common stock, the grantee will recognize ordinary income in the amount by which the fair market value of the shares of common stock received exceeds the exercise price. The grantee will not recognize gain or loss upon delivering the previously acquired common stock to us. Common stock received by a grantee, equal in number to the previously acquired shares of common stock exchanged therefore, will have the same basis and holding period for capital gain purposes as the previously acquired common stock. Common stock received by a grantee in excess of the number of such previously acquired shares of common stock will have a basis equal to the fair market value of the additional shares of common stock as of the date ordinary income is recognized. The holding period for the additional common stock will commence as of the date of exercise or such other relevant date.

Incentive Stock Options

An employee who is granted an incentive stock option, or ISO, as defined in Section 422 of the Internal Revenue Code, does not recognize taxable income either on the date of grant or on the date of exercise of the ISO. However, upon the exercise of an ISO, the difference between the fair market value of the common stock received and the option price is, however, a tax preference item potentially subject to the alternative minimum tax.

Upon disposition of shares of common stock acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the employee disposes of the common stock within two years of the date of grant of the ISO or within one year of the date of exercise of the ISO (a “Disqualifying Disposition”), then the employee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (a) the amount of gain realized on the disposition, or (b) the difference between the fair market value of the common stock received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the common stock has been held. We are not entitled to a tax deduction upon either the exercise of an ISO or the disposition of common stock acquired pursuant to the exercise of an ISO, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition. For alternative minimum taxable income purposes, on the later sale or other disposition of the common stock, generally only the difference between the fair market value of the common stock on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.

If an employee pays the exercise price, in whole or in part, with previously acquired common stock, the exchange should not affect the ISO tax treatment of the exercise. Upon the exchange, and except as otherwise described in this summary, no gain or loss is recognized by the employee upon delivering previously acquired shares of common stock to us as payment of the exercise price. The shares of common stock received by the employee, equal in number to the previously acquired shares of common stock exchanged therefore, will have the same basis and holding period for capital gain purposes as the previously acquired shares of common stock. The employee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Common stock received by the employee in excess of the number of previously acquired shares of common stock will have a basis of zero and a holding period which commences as of the date the shares of common stock are transferred to the employee upon exercise of the ISO. If the exercise of any ISO is effected using common stock previously acquired through the exercise of an ISO, the exchange of the previously acquired common stock will be considered a disposition of the common stock for the purpose of determining whether a Disqualifying Disposition has occurred.

Stock Appreciation Rights

To the extent that the requirements of the Internal Revenue Code are met, the grantee of an SAR does not recognize taxable income on the date of grant of the SAR. When a grantee exercises the SAR, payments made in shares of common stock or cash are normally includable in the grantee’s gross income as ordinary income for income tax purposes. We will be entitled to deduct the same amount in the same year that the income is recognized by the grantee. In the case of a payment in shares, the includable amount and corresponding deduction each equal the fair market value of the common stock payable on the date of exercise. In the case of an employee, the amount of ordinary income recognized will constitute compensation for which tax withholding generally will be required.

Restricted Shares

The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the common stock is no longer subject to substantial risk of forfeiture or is freely transferable. At the time the restrictions lapse, the grantee will recognize ordinary income equal to the then fair market value of the shares. The grantee may, however, make a timely election under Section 83(b) of the Internal Revenue Code to include the value of the shares in gross income in the year such restricted shares are granted despite such restrictions. In the case of an employee, the amount of ordinary income recognized will constitute compensation for which tax withholding generally will be required. Generally, we will be entitled to deduct the fair market value of the shares of common stock transferred to the grantee as a business expense in the year the grantee recognizes the income.

Restricted Share Units

A grantee will not have taxable income upon the grant of a restricted share unit award but rather will generally recognize ordinary income at the time the grantee receives common stock or cash in satisfaction of such restricted share unit award in an amount equal to the fair market value of the common stock or cash received. In the case of an employee, the amount of ordinary income recognized will constitute compensation for which tax withholding generally will be required. Generally, we will be entitled to a deduction equal to the amount of income recognized by the grantee.

Deferred Shares

Generally, the grantee will not recognize ordinary income until shares of common stock become payable under the deferred share award, even if the award vests in an earlier year. In the case of an employee, the amount of ordinary income recognized will constitute compensation for which tax withholding generally will be required. We will generally be entitled to deduct the amount the grantee includes in income in the year of payment.

Other Awards

Any cash payments or the fair market value of any common stock or other property the grantee receives in connection with other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or on restricted stock are includable in income in the year received or made available to the grantee without substantial limitations or restrictions. In the case of an employee, the amount of ordinary income recognized will constitute compensation for which tax withholding generally will be required. Generally, we will be entitled to deduct the amount the grantee includes in income in the year of payment.

Certain Code Limitations on Deductibility

In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. Our ability to obtain a deduction for future payments under the plan could also be limited by Section 280G of the Internal Revenue Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. Our ability to obtain a deduction for amounts paid under the plan could also be affected by Section 162(m) of the Internal Revenue Code, which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to our executives who are “covered employees” as defined under Section 162(m) to $1 million during any taxable year in the case of non-performance-based compensation. It is intended that the approval of the plan by stockholders in 2010 satisfies certain of the requirements for the performance-based exception, and we will be able to comply with the requirements of the Code and Treasury Regulation Section 1.162-27 with respect to the grant and payment of certain performance-based awards (including certain options and SARs) under the plan so as to be eligible for the performance-based exception. However, it may not be possible in all cases to satisfy all of the requirements for the exception and we may, in its sole discretion, determine that in one or more cases it is in our best interests to not satisfy the requirements for the performance-based exception.

Section 409A

Section 409A of the Internal Revenue Code generally provides that any deferred compensation arrangement which does not meet specific requirements regarding timing and form of payment of deferred compensation may result in immediate taxation of any deferred amounts, along with a 20% additive income tax and interest. Section 409A may be applicable to certain awards under the plan. To the extent applicable, we intend that the plan and awards subject to Section 409A satisfy the requirements of Section 409A.

Other Tax Consequences

State tax consequences may in some cases differ from those described above. Awards under the plan will, in some instances, be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information

The plan became effective on March 5, 2010 upon consummation of the recombination and will remain in effect, subject to the right of our board of directors to amend or terminate the plan (subject to certain limitations set forth in the plan) at any time, until the earlier of the 10th anniversary of its effective date or at such time as all shares subject to it shall have been purchased or acquired according to the plan’s provisions. Any awards granted before the plan is terminated may extend beyond the expiration date.

Our board of directors may at any time alter, amend, suspend or terminate the plan in whole or in part without the approval of our stockholders, except to the extent our board of directors determines it is desirable (i) to obtain approval of our stockholders, (ii) to retain eligibility for exemption from the limitations of

Section 162(m) of the Internal Revenue Code, (iii) to comply with the requirements for listing on any exchange where our shares are listed or (iv) for any other purpose our board of directors deems appropriate. No termination, amendment or modification of the plan may materially adversely affect any award previously granted under the plan without the written consent of the grantee of such award.

Plan Benefits

Any future awards granted to directors, executive officers and non-executive officer employees under the plan are subject to the discretion of the compensation committee and, therefore, are not determinable at this time.

The following table presents the number of shares of our common stock subject to stock options, the number of restricted stock awards and the aggregate grant date fair value of such awards granted under the plan during 2012 to our chief executive officer, the other named executive officers, the current executive officers as a group, all non-executive officers and employees as a group and all non-employee directors as a group.

Name and Position	Stock Options	Restricted Stock Awards/Units	Aggregate Grant Date Fair Value(1)
Terry W. Carter	265,000	200,000	$598,450
President and Chief Executive Officer and Director
David J. Klvac	155,000	166,700	$402,890
Chief Financial Officer
Stephen L. DeGiusti	80,000	58,800	$174,660
General Counsel and Secretary
All current executive officers as a group	615,000	508,700	$1,892,590
All non-executive officers and employees as a group	688,653	606,038	$2,680,002
All non-employee directors as a group	—	180,374	$378,293

(1)	These amounts represent the grant date fair value of stock options and restricted stock awards as calculated under ASC Topic 718. For the relevant assumptions used to determine the valuation of our awards, see Notes 2 and 13 to our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2012. These amounts do not correspond to the actual value that will be recognized by the officer or director.

Vote Required and Board Recommendation

If a quorum is present at the annual meeting, the approval of the amendment of the plan requires the affirmative vote of at least a majority of the votes cast on the matter. Your board of directors recommends a vote “FOR” approval of the amendment of the plan.

APPROVAL OF DEFERRED COMPENSATION PLAN

(Item 3 on Proxy Card)

Description of the Proposal

Our board of directors has adopted the PostRock Energy Services Corporation Deferred Compensation Plan, effective January 1, 2013. The plan permits participants to defer a percentage of their eligible compensation each plan year (which is a calendar year). In addition, PostRock Energy Services Corporation (the “Employer”), one of our wholly owned subsidiaries and the plan sponsor, may make employer discretionary credits to participants’ plan accounts in the amount determined by the Employer for each year. The plan is being submitted to our stockholders for approval.

Set forth below is a summary of certain important features of the plan.

Purpose

The purpose of the plan is to assist our company in attracting and retaining key employees, non-employee directors (“directors”) and independent contractors and encouraging their long-term commitment to our success by offering them an opportunity to defer eligible compensation (“deferred compensation”) until a future date and receive discretionary employer credits (“employer credits”). The plan is a non-qualified deferred compensation plan that is intended to comply with the provisions of Section 409A of the Internal Revenue Code; it is not a qualified plan subject to Section 401(a) of the Internal Revenue Code. The plan is intended to be an unfunded plan maintained primarily for the purposes of providing benefits for a select group of management or highly compensated employees, as defined in the Employee Retirement Income Security Act, directors and independent contractors.

Administration

The Employer is the administrator of the plan. As the administrator, the Employer is responsible for the operation and administration of the plan and for carrying out its provisions. The Employer has the authority and power to establish and revise rules, procedures and regulations relating to the plan, determine the conditions subject to which any plan benefits may be payable, resolve all questions concerning the status and rights of participants under the plan, including eligibility for benefits, interpret and construe provisions of the plan and make any other determinations which the Employer believes are necessary or advisable for the administration of the plan. Any such action taken by the Employer is final and conclusive on any party. The Employer may employ agents for and delegate to such agents, including its employees, such administrative or other duties as it sees fit.

Eligibility

Only our management level and highly compensated employees and independent contractors who are selected by the Employer and our directors are eligible to participate in the plan. Participation in the plan is voluntary. For the 2013 plan year, three employees were selected and elected to participate in the plan and five of our directors elected to participate in the plan. In future plan years, the Employer may designate other management level or highly compensated employees and independent contractors to participate in the plan.

Plan Benefits and Certain Terms and Conditions

Under the plan, a participant may elect to defer part or all of his or her eligible compensation. “Eligible compensation” means base salary and annual and performance-based bonuses for employees and compensation and fees received and reported on IRS Form 1099 for directors and independent contractors. The deferral elections for each plan year must be made before the first day in that year and are irrevocable as of such first day. The amounts of participant’s deferred compensation and employer credits are credited by the Employer to an unfunded, book-entry plan account. The benefits payable under the plan are our unsecured obligations to be paid in the future in accordance with the terms of the plan. The deferred compensation obligations rank equally with our other unsecured and unsubordinated indebtedness from time to time outstanding.

A participant’s deferred compensation is credited with earnings, gains and losses based on hypothetical investments in one or more investment funds selected by the Employer and our common stock. No shares of our common stock will be issued until a participant receives a distribution from the plan. Amounts deferred are not actually invested in the investment options available under the plan. Rather, a grantor trust (commonly known as a “Rabbi Trust”), which has been created in connection with the plan, will hold our assets associated with the plan, which may include our common stock. The Employer may make discretionary employer credits in an amount it determines each plan year. Employer credits are deemed invested in our common stock based on the share price of our common stock at the time of credit to the account. If dividends are paid on our common stock, participants’ deemed investment in shares of common stock under the plan will be credited for the amount of the dividends deemed to paid on their stock investment, with such dividends deemed reinvested in additional shares of common stock.

A participant is 100% vested at all times in his or her deferred compensation credited to the participant’s plan account. Employer credits are subject to a three-year vesting schedule, based on a participant’s years of service, that applies from the crediting date on which each employer credit is made to the participant’s account. However, regardless of his or her years of service, a participant will be 100% vested in his or her employer credits upon the first to occur of the participant’s death, disability or attainment of normal retirement age (age 65) or the occurrence of a change in control event that qualifies as a change in control under Section 409A.

When a participant makes his deferral election for a plan year, the participant will also elect the form of payment of the amounts credited to his plan account for that plan year (including earnings, gains and losses attributable to such amounts). A participant may elect to have such amounts paid either (1) upon a separation from service, other than due to death, in a lump sum payment or, if the participant has attained age 55 and has five years of service as of his separation from service date, annual installments for up to five years; or (2) as an “in service” lump sum distribution that is paid at least two years after the year such amounts are deferred. If the participant’s separation from service occurs prior to the in service payment date, such amounts will be paid as provided in the case of a separation form service. In the event of the participant’s death or a change in control, his plan account will be paid in a lump sum distribution regardless of his payment elections. If approved by the Employer, a participant’s plan account balance may be paid in a lump sum if the participant incurs an unforeseeable emergency that satisfies the requirement of Section 409A.

The amounts of benefits payable in the future under the plan are not determinable because such benefits depend upon the amount of compensation each participant elects to defer and the percentage of compensation that the Employer, at its sole discretion, may determine to credit to the accounts of the participants. Amounts deemed to be invested in investment funds, and not in our common stock, will be paid in cash. Subject to shareholder approval and applicable securities laws requirements, amounts deemed to be invested in our common stock, including any deemed reinvestment of dividends, will be paid in whole shares of common stock (with any fractional shares paid in cash) or, if elected by the participant, in cash. A total of 4,000,000 shares have been reserved under the plan for distribution, subject to adjustment in the event of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change. A participant’s rights to receive payments of deferred compensation under the plan may not be sold, assigned, transferred, pledged, garnished or encumbered.

Amendment and Termination

The Employer reserves the right to amend, alter or wholly revise the plan at any time, including the right to completely terminate the plan and distribute the benefits payable under the plan to the participants in the plan. No amendment will reduce the benefits credited to any participant’s account as of the date of such amendment.

Vote Required and Board Recommendation

If a quorum is present at the annual meeting, the approval of the plan requires the affirmative vote of at least a majority of the votes cast on the matter. Your board of directors recommends a vote “FOR” approval of the plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

(Item 4 on Proxy Card)

UHY LLP has been appointed by the Audit Committee as the independent registered public accountant firm for us and our subsidiaries for the year ending December 31, 2013. This appointment is being presented to the stockholders for ratification. Representatives of UHY LLP are expected to be present at the annual meeting and will be provided an opportunity to make statements if they desire to do so and to respond to appropriate questions from stockholders.

Vote Required and Board Recommendation

If a quorum is present at the annual meeting, the ratification of the appointment of UHY LLP requires the affirmative vote of at least a majority of the votes cast on the matter. Your board of directors recommends a vote “FOR” such ratification.

If the stockholders fail to ratify the appointment of UHY as our independent registered public accounting firm, it is not anticipated that UHY will be replaced in 2013. Such lack of approval will, however, be considered by the Audit Committee in selecting our independent registered public accounting firm for 2014.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by UHY LLP for the audit of our annual financial statements for the years ended December 31, 2012 and 2011, respectively, and fees billed for other services rendered by UHY LLP during those periods.

	2012	2011
	(In millions)
Audit Fees(1)	$0.4	$0.6
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—

Total	$0.4	$0.6

(1)	Audit Fees include fees billed for services performed to comply with Generally Accepted Auditing Standards (GAAS), including the recurring audit of our consolidated financial statements for such period included in the Annual Report on Form 10-K and for the reviews of the consolidated quarterly financial statements included in the Quarterly Reports on Form 10-Q filed with the SEC. This category also includes fees for audits provided in connection with statutory filings or procedures related to the audit of income tax provisions and related reserves, consents, assistance with and review of documents filed with the SEC and comfort letters.

(2)

Audit-Related Fees include fees for services associated with assurance and reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding GAAP, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation. This category also includes audits of pension and other employee benefit plans, as well as the review of information systems and general internal controls unrelated to the audit of the financial statements. During 2011 and 2012, UHY LLP did not bill us any amount for audit-related fees.

(3)	Tax fees consist of fees related to the preparation and review of our federal and state income tax returns and tax consulting services. During 2011 and 2012, UHY LLP did not bill us any amount for tax fees.

All services to be performed by the independent public accountants must be pre-approved by the Audit Committee, which has chosen not to adopt any pre-approval policies for enumerated services and situations, but instead has retained the sole authority for such approvals.

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

(Item 5 on Proxy Card)

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the opportunity to cast a non-binding advisory vote on the approval of the compensation of our named executive officers. This item, commonly referred to as a “say on pay” vote, provides you, as a PostRock stockholder, the opportunity to express your views regarding the compensation of our named executive officers as disclosed in this proxy statement through the following resolution:

“RESOLVED, that the stockholders of PostRock Energy Corporation approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, in the Company’s proxy statement for the 2013 annual meeting of stockholders.”

We urge you to read the discussion under “Executive Compensation” above, including the summary compensation table and other related compensation tables, which provides detailed information regarding the compensation of our named executive officers.

Because your vote is advisory, it will not be binding upon the board of directors. However, our board of directors and compensation committee will take into account the outcome of the vote when considering future decisions affecting executive compensation as it deems appropriate.

Vote Required and Board Recommendation

If a quorum is present at the annual meeting, the approval on a non-binding, advisory basis of the compensation of our named executive officers requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Your board of directors recommends a vote “FOR” approval.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

(Item 6 on Proxy Card)

In Item No. 5 above, you are being asked to vote, on a non-binding, advisory basis, on the approval of the compensation of our named executive officers as disclosed in this proxy statement. In this item, in accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the opportunity to cast a non-binding advisory vote as to how frequently we should hold future say-on-pay votes. You are given the option of selecting a frequency of every one, two or three years, or abstaining. For the reasons set forth below, our board of directors has determined that a triennial advisory vote on the compensation of named executive officers is the most appropriate alternative for our company, and therefore our board recommends that you select a frequency of every three years.

Our board of directors values the opinions of our stockholders. The board has determined that an advisory vote on executive compensation held every three years would best enable stockholders to evaluate the effectiveness of our executive compensation policies and programs. Voting every three years will provide stockholders with the opportunity to conduct thoughtful analyses of our compensation program in relation to our long-term performance. A triennial vote will also provide us with sufficient time to evaluate and respond effectively to stockholder input and implement any appropriate changes to our policies and programs. In addition, this period will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed.

Because your vote is advisory, it will not be binding upon the board of directors. However, the board and compensation committee will take into account the outcome of the vote when determining how often we should conduct an advisory vote on the compensation of our named executive officers as it deems appropriate.

You are not voting to approve or disapprove the board’s recommendation. You are being asked to select from one of the four choices set forth above. The alternative (other than abstention) that receives the most votes will be deemed the recommendation of the stockholders.

Board Recommendation

Your board of directors recommends a vote for the option of “EVERY THREE YEARS” for future advisory votes on compensation of our named executive officers.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2014 Annual Meeting

To be included in the proxy materials for the 2014 annual meeting, stockholder proposals that are submitted for presentation at that annual meeting and are otherwise eligible for inclusion in the proxy statement must be received by us no later than November 28, 2013. Proxies granted in connection with that annual meeting may confer discretionary authority to vote on any stockholder proposal if notice of the proposal is not received by us in accordance with the advance notice requirements of our bylaws discussed below. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals have been received for inclusion in this proxy statement.

Our bylaws provide the manner in which stockholders may give notice of business and director nominations to be brought before an annual meeting. In order for an item to be properly brought before the meeting by a stockholder, the stockholder must be a holder of record at the time of the giving of notice and on the record date for the determination of stockholders entitled to vote at the annual meeting and must be entitled to vote at the annual meeting. The item to be brought before the meeting must be a proper subject for stockholder action, and the stockholder must have given timely advance written notice of the item. For notice to be timely, it must be delivered to, or mailed and received at, our principal office at least 90 days but not more than 120 days prior to the first anniversary of the prior year’s annual meeting date. Accordingly, for the 2014 annual meeting, notice will have to be delivered or received by us no earlier than January 7, 2014 or later than February 6, 2014. If, however, the scheduled annual meeting date differs from such anniversary date by more than 30 days, then notice of an item to be brought before the annual meeting may be timely if it is delivered or received not earlier than the close of business on the 120th day and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if less than 100 days’ prior notice or public disclosure of the scheduled meeting date is given or made, the 10th day following the earlier of the day on which the notice of such meeting was mailed to stockholders or the day on which such public disclosure was made. The notice must set forth the information required by the provisions of our bylaws dealing with stockholder proposals and nominations of directors. All notices should be directed to Secretary, PostRock Energy Corporation, 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102. Under current SEC rules, we are not required to include in our proxy statement any director nominated by a stockholder using this process. If we choose not to include such a nominee, the stockholder will be required to distribute its own proxy materials in connection with its solicitation of proxies with respect to that nominee.

Discretionary Voting of Proxies on Other Matters

Management does not intend to bring before the annual meeting any matters other than those disclosed in the notice of annual meeting of stockholders attached to this proxy statement, and it does not know of any business that persons other than management intend to present at the meeting. If any other matters are properly presented at the annual meeting for action, the persons named in the form of proxy and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment.

Annual Report on Form 10-K

Copies of our annual report on Form 10-K for the year ended December 31, 2012, as filed with the SEC, are available without charge to stockholders upon request to North Whipple, Director, Finance and Investor Relations, at the principal executive offices of PostRock Energy Corporation, 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102.

Householding

The SEC permits a single copy of the Notice to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one copy of the Notice unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate copy of the Notice in the future, or if any such beneficial stockholder that elected to continue to receive separate copies of the Notice wishes to receive a single copy of the Notice in the future, that stockholder should contact their broker or send a request to the corporate secretary at our principal executive offices, 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102, telephone number (405) 600-7704. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the Notice to a beneficial stockholder at a shared address to which a single copy of the Notice was delivered.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M53824-P33607

POSTROCK ENERGY CORPORATION

Annual Meeting of Stockholders

May 7, 2013 1:30 PM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry W. Carter and Stephen L. DeGiusti, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of PostRock Energy Corporation common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of PostRock Energy Corporation to be held May 7, 2013 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at such meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

POSTROCK ENERGY CORPORATION 210 PARK AVE., SUITE 2750 OKLAHOMA CITY, OK 73102

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M53823-P33607	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

POSTROCK ENERGY CORPORATION				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following Director nominees

1.	Election of Directors			☐	☐	☐
Nominees:
	01)	Nathan M. Avery	06)	J. Philip McCormick
	02)	Terry W. Carter	07)	Mark A. Stansberry
	03)	William H. Damon III
	04)	Thomas J. Edelman
	05)	Duke R. Ligon
The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5, and that you vote FOR a Three-year frequency concerning proposal 6.									For	Against	Abstain
2.	To approve an amendment to the Company’s 2010 Long-Term Incentive Plan increasing the number of shares of common stock issuable under the Plan by 5,000,000 shares.								☐	☐	☐
3.	To approve adoption of the Company’s deferred compensation plan.								☐	☐	☐
4.	To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for 2013.								☐	☐	☐
5.	To approve, by a stockholder non-binding advisory vote, the compensation paid to the Company’s named executive officers.								☐	☐	☐
								1 Year	2 Years	3 Years	Abstain
6.

To approve, by a stockholder non-binding advisory vote, the frequency (every year, every two years or every three years) of stockholder advisory approval of the compensation paid to the Company’s named executive officers.

								☐	☐	☐	☐
7.	To transact such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.							☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)		Date

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Principal Life Insurance Company, Raleigh, NC 27612

  A member of the Principal Financial Group®

THE EXECUTIVE NONQUALIFIED “EXCESS” PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by PostRock Energy Services Corporation (the “Company”) of the Executive Nonqualified Excess Plan (“Plan”).

W I T N E S S E T H:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6   Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

XX	(a)	Company

__	(b)	The administrative committee appointed by the Board to serve at the pleasure of the Board.

__	(c)	Board.

__	(d)	Other (specify): _____________________________.

2.8   Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

XX	(a)	Base salary.

XX	(b)	Service Bonus.

XX	(c)	Performance-Based Compensation earned in a period of 12 months or more.

XX	(d)	Commissions.

XX	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

__	(f)	Other: ___________________________

2.9   Crediting Date: The Deferred Compensation Account of a Participant shall be credited as follows:

Participant Deferral Credits at the time designated below:

__	(a)	The last business day of each Plan Year.

__	(b)	The last business day of each calendar quarter during the Plan Year.

__	(c)	The last business day of each month during the Plan Year.

__	(d)	The last business day of each payroll period during the Plan Year.

__	(e)	Each pay day as reported by the Employer.

XX	(f)	On any business day as specified by the Employer.

__	(g)	Other: _____________________________________.

Employer Credits at the time designated below:

XX	(a)	On any business day as specified by the Employer.

__	(b)	Other: _____________________________________.

2.13   Effective Date:

XX	(a)	This is a newly-established Plan, and the Effective Date of the Plan is January 01, 2013.

__	(b)	This is an amendment of a plan named _____________________ dated _____________ and governing all contributions to the plan through _________________. The Effective Date of this amended Plan is ___________.

2

2.20   Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

XX	(a)	Age 65 .

__	(b)	The later of age ___ or the _______ anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

__	(c)	Other: _____________________________________.

2.23   Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	Address	Telephone No.	EIN
PostRock Energy	210 Park Ave., Suite 2750	405-600-7704	90-0196936
Services Corporation	Oklahoma City, OK 73102

2.26   Plan: The name of the Plan is

  PostRock Energy Services Corporation Deferred Compensation Plan.

2.28	Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30	Seniority Date: The date on which a Participant has:

__	(a)	Attained age ___.

__	(b)	Completed __ Years of Service from First Date of Service.

__	(c)	Attained age __ and completed __ Years of Service from First Date of Service.

__	(d)	Attained an age as elected by the Participant.

__	(e)	Not applicable – distribution elections for Separation from Service are not based on Seniority Date

XX	(f)	Other: Attained age 55 or completed 5 Years of Service from First Date of Service.

3

4.1   Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a)	Base salary:

minimum deferral: 0%

maximum deferral: $ or 75%

XX	(b)	Service Bonus:

minimum deferral: 0%

maximum deferral: $ or 100%

XX	(c)	Performance-Based Compensation:

minimum deferral: 0%

maximum deferral: $ or 100%

XX	(d)	Commissions:

minimum deferral: 0%

maximum deferral : $ or 100%

XX	(e)	Form 1099 Compensation:

minimum deferral: 0%

maximum deferral : $ or 100%

__	(f)	Other:

minimum deferral: __________%

maximum deferral: $ or %

__	(g)	Participant deferrals not allowed.

4

4.2   Employer Credits: Employer Credits will be made in the following manner:

XX	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

		XX	(i)	An amount determined each Plan Year by the Employer.

		__	(ii)	Other: _______________________________________.

__	(b)	Other Employer Credits: The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

		__	(i)	An amount determined each Plan Year by the Employer.

		__	(ii)	Other: _______________________________________.

__	(c)	Employer Credits not allowed.

5.2   Disability of a Participant:

XX	(a)	A Participant’s becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

__	(b)	A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3   Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

__	(a)	An amount to be determined by the Committee.

__	(b)	Other: ___________________________________________.

XX	(c)	No additional benefits.

5

5.4   In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

XX	(a)	In-Service Accounts are allowed with respect to:

		XX	Participant Deferral Credits only.

		__	Employer Credits only.

		__	Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:

		XX	Single lump sum payment.

		__	Annual installments over a term certain not to exceed __ years.

Education Accounts are allowed with respect to:

		__	Participant Deferral Credits only.

		__	Employer Credits only.

		__	Participant Deferral and Employer Credits.

Education Accounts distributions may be made in the following manner:

		__	Single lump sum payment.

		__	Annual installments over a term certain not to exceed __ years.

If applicable, amounts not vested at the time payments due under this Section cease will be:

		__	Forfeited

		__	Distributed at Separation from Service if vested at that time

__	(b)	No In-Service or Education Distributions permitted.

5.5   Change in Control Event:

XX	(a)	Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

__	(b)	A Change in Control shall not be a Qualifying Distribution Event.

5.6   Unforeseeable Emergency Event:

XX	(a)	Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

__	(b)	An Unforeseeable Emergency shall not be a Qualifying Distribution Event

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6.   Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

XX	(a)	Normal Retirement Age.

XX	(b)	Death.

XX	(c)	Disability.

XX	(d)	Change in Control Event

__	(e)	Other:

XX	(f)	Satisfaction of the vesting requirement as specified below:

	XX	Employer Discretionary Credits:

		__	(i)	Immediate 100% vesting.

		__	(ii)	100% vesting after __ Years of Service.

		__	(iii)	100% vesting at age __.

		XX	(iv)	Number of Years of Service		Vested Percentage

				Less than	1	0%
					1	33%
					2	67%
					3	100%
					4	__%
					5	__%
					6	__%
					7	__%
					8	__%
					9	__%
					10 or more	__%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

		__	(1)	First Day of Service.

		__	(2)	Effective Date of Plan Participation.

		XX	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

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__	Other Employer Credits:

	__	(i)	Immediate 100% vesting.

	__	(ii)	100% vesting after __ Years of Service.

	__	(iii)	100% vesting at age __.

	__	(iv)	Number of Years of Service
Vested Percentage
			Less than	1	__%
				1	__%
				2	__%
				3	__%
				4	__%
				5	__%
				6	__%
				7	__%
				8	__%
				9	__%
				10 or more	__%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

	__	(1)	First Day of Service.

	__	(2)	Effective Date of Plan Participation.

	__	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

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7.1   Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(a)	Separation from Service prior to Seniority Date, or Separation from Service if Seniority Date is Not Applicable

	XX	(i)	A lump sum.

	__	(ii)	Annual installments over a term certain as elected by the Participant not to exceed ___ years.

	__	(iii)	Other: ______________________________________________.

(b)	Separation from Service on or After Seniority Date, If Applicable

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 5 years.

	__	(iii)	Other: ______________________________________________.

(c)	Separation from Service Upon a Change in Control Event

	XX	(i)	A lump sum.

	__	(ii)	Annual installments over a term certain as elected by the Participant not to exceed ___ years.

	__	(iii)	Other: ______________________________________________.

(d)	Death

	XX	(i)	A lump sum.

	__	(ii)	Annual installments over a term certain as elected by the Participant not to exceed ___ years.

	__	(iii)	Other: ______________________________________________.

(e)	Disability

	XX	(i)	A lump sum.

	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 5 years.

	__	(iii)	Other: ________________________________________________.

	__	(iv)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

	__	Forfeited

	__	Distributed at Separation from Service if vested at that time

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	(f)	Change in Control Event

		XX	(i)	A lump sum.

		__	(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

		__	(iii)	Other: ______________________________________________.

		__	(iv)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

		__	Forfeited

		__	Distributed at Separation from Service if vested at that time

7.4	De Minimis Amounts.

		__	(a)	Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $ ___________. In addition, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan

		XX	(b)	There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan.

10.1	Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

		XX	(a)	Company.

		__	(b)	Employer or Participating Employer who employed the Participant when amounts were deferred.

14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section ______ of the Plan shall be amended to read as provided in attached Exhibit _____________.

		XX	There are no amendments to the Plan.

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17.9     Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of Oklahoma, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

    IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

PostRock Energy Services Corporation
Name of Employer

By: /s/ Kyle Essmiller
Authorized Person
Date: November 26, 2012

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THE EXECUTIVE NONQUALIFIED EXCESS PLAN

PLAN DOCUMENT

THE EXECUTIVE NONQUALIFIED EXCESS PLAN

Section 1. Purpose:

By execution of the Adoption Agreement, the Employer has adopted the Plan set forth herein, and in the Adoption Agreement, to provide a means by which certain management Employees or Independent Contractors of the Employer may elect to defer receipt of current Compensation from the Employer in order to provide retirement and other benefits on behalf of such Employees or Independent Contractors of the Employer, as selected in the Adoption Agreement. The Plan is intended to be a nonqualified deferred compensation plan that complies with the provisions of Section 409A of the Internal Revenue Code (the “Code”). The Plan is also intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated employees under Sections 201(2), 301(a)(3) and 401(a)(l) of the Employee Retirement Income Security Act of 1974 (“ERISA”) and independent contractors. Notwithstanding any other provision of this Plan, this Plan shall be interpreted, operated and administered in a manner consistent with these intentions.

Section 2. Definitions:

As used in the Plan, including this Section 2, references to one gender shall include the other, unless otherwise indicated by the context:

2.1 “Active Participant” means, with respect to any day or date, a Participant who is in Service on such day or date; provided, that a Participant shall cease to be an Active Participant (i) immediately upon a determination by the Committee that the Participant has ceased to be an Employee or Independent Contractor, or (ii) at the end of the Plan Year that the Committee determines the Participant no longer meets the eligibility requirements of the Plan.

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2.2 “Adoption Agreement” means the written agreement pursuant to which the Employer adopts the Plan. The Adoption Agreement is a part of the Plan as applied to the Employer.

2.3 “Beneficiary” means the person, persons, entity or entities designated or determined pursuant to the provisions of Section 13 of the Plan.

2.4 “Board” means the Board of Directors of the Company, if the Company is a corporation. If the Company is not a corporation, “Board” shall mean the Company.

2.5 “Change in Control Event” means an event described in Section 409A(a)(2)(A)(v) of the Code (or any successor provision thereto) and the regulations thereunder.

2.6 “Committee” means the persons or entity designated in the Adoption Agreement to administer the Plan. If the Committee designated in the Adoption Agreement is unable to serve, the Employer shall satisfy the duties of the Committee provided for in Section 9.

2.7 “Company” means the company designated in the Adoption Agreement as such.

2.8 “Compensation” shall have the meaning designated in the Adoption Agreement.

2.9 “Crediting Date” means the date designated in the Adoption Agreement for crediting the amount of any Participant Deferral Credits or Employer Credits to the Deferred Compensation Account of a Participant.

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2.10 “Deferred Compensation Account” means the account maintained with respect to each Participant under the Plan. The Deferred Compensation Account shall be credited with Participant Deferral Credits and Employer Credits, credited or debited for deemed investment gains or losses, and adjusted for payments in accordance with the rules and elections in effect under Section 8. The Deferred Compensation Account of a Participant shall include any In-Service or Education Account of the Participant, if applicable.

2.11 “Disabled” means Disabled within the meaning of Section 409A of the Code and the regulations thereunder. Generally, this means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees of the Employer.

2.12 “Education Account” is an In-Service Account which will be used by the Participant for educational purposes.

2.13 “Effective Date” shall be the date designated in the Adoption Agreement.

2.14 “Employee” means an individual in the Service of the Employer if the relationship between the individual and the Employer is the legal relationship of employer and employee. An individual shall cease to be an Employee upon the Employee’s Separation from Service.

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2.15 “Employer” means the Company, as identified in the Adoption Agreement, and any Participating Employer which adopts this Plan. An Employer may be a corporation, a limited liability company, a partnership or sole proprietorship.

2.16 “Employer Credits” means the amounts credited to the Participant’s Deferred Compensation Account by the Employer pursuant to the provisions of Section 4.2.

2.17 “Grandfathered Amounts” means, if applicable, the amounts that were deferred under the Plan and were earned and vested within the meaning of Section 409A of the Code and regulations thereunder as of December 31, 2004. Grandfathered Amounts shall be subject to the terms designated in the Adoption Agreement.

2.18 “Independent Contractor” means an individual in the Service of the Employer if the relationship between the individual and the Employer is not the legal relationship of employer and employee. An individual shall cease to be an Independent Contractor upon the termination of the Independent Contractor’s Service. An Independent Contractor shall include a director of the Employer who is not an Employee.

2.19 “In-Service Account” means a separate account to be kept for each Participant that has elected to take in-service distributions as described in Section 5.4. The In-Service Account shall be adjusted in the same manner and at the same time as the Deferred Compensation Account under Section 8 and in accordance with the rules and elections in effect under Section 8.

2.20 “Normal Retirement Age” of a Participant means the age designated in the Adoption Agreement.

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2.21 “Participant” means with respect to any Plan Year an Employee or Independent Contractor who has been designated by the Committee as a Participant and who has entered the Plan or who has a Deferred Compensation Account under the Plan; provided that if the Participant is an Employee, the individual must be a highly compensated or management employee of the Employer within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

2.22 “Participant Deferral Credits” means the amounts credited to the Participant’s Deferred Compensation Account by the Employer pursuant to the provisions of Section 4.1.

2.23 “Participating Employer” means any trade or business (whether or not incorporated) which adopts this Plan with the consent of the Company identified in the Adoption Agreement.

2.24 “Participation Agreement” means a written agreement entered into between a Participant and the Employer pursuant to the provisions of Section 4.1

2.25 “Performance-Based Compensation” means compensation where the amount of, or entitlement to, the compensation is contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve months. Organizational or individual performance criteria are considered preestablished if established in writing within 90 days after the commencement of the period of service to which the criteria relates, provided that the outcome is substantially uncertain at the time the criteria are established. Performance-based compensation may include payments based upon subjective performance criteria as provided in regulations and administrative guidance promulgated under Section 409A of the Code.

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2.26 “Plan” means The Executive Nonqualified Excess Plan, as herein set out and as set out in the Adoption Agreement, or as duly amended. The name of the Plan as applied to the Employer shall be designated in the Adoption Agreement.

2.27 “Plan-Approved Domestic Relations Order” shall mean a judgment, decree, or order (including the approval of a settlement agreement) which is:

2.27.1 Issued pursuant to a State’s domestic relations law;

2.27.2 Relates to the provision of child support, alimony payments or marital property rights to a Spouse, former Spouse, child or other dependent of the Participant;

2.27.3 Creates or recognizes the right of a Spouse, former Spouse, child or other dependent of the Participant to receive all or a portion of the Participant’s benefits under the Plan;

2.27.4 Requires payment to such person of their interest in the Participant’s benefits in a lump sum payment at a specific time; and

2.27.5 Meets such other requirements established by the Committee.

2.28 “Plan Year” means the twelve-month period ending on the last day of the month designated in the Adoption Agreement; provided that the initial Plan Year may have fewer than twelve months.

2.29 “Qualifying Distribution Event” means (i) the Separation from Service of the Participant, (ii) the date the Participant becomes Disabled, (iii) the death of the Participant, (iv) the time specified by the Participant for an In-Service or Education Distribution, (v) a Change in Control Event, or (vi) an Unforeseeable Emergency, each to the extent provided in Section 5.

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2.30 “Seniority Date” shall have the meaning designated in the Adoption Agreement.

2.31 “Separation from Service” or “Separates from Service” means a “separation from service” within the meaning of Section 409A of the Code.

2.32 “Service” means employment by the Employer as an Employee. For purposes of the Plan, the employment relationship is treated as continuing intact while the Employee is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Employee’s right to reemployment is provided either by statute or contract. If the Participant is an Independent Contractor, “Service” shall mean the period during which the contractual relationship exists between the Employer and the Participant. The contractual relationship is not terminated if the Participant anticipates a renewal of the contract or becomes an Employee.

2.33 “Service Bonus” means any bonus paid to a Participant by the Employer which is not Performance-Based Compensation.

2.34 “Specified Employee” means an Employee who meets the requirements for key employee treatment under Section 416(i)(l)(A)(i), (ii) or (iii) of the Code (applied in accordance with the regulations thereunder and without regard to Section 416(i)(5) of the Code) at any time during the twelve month period ending on December 31 of each year (the “identification date”). Unless binding corporate action is taken to establish different rules for determining Specified Employees for all plans of the Company and its controlled group members that are subject to Section 409A of the Code, the foregoing rules and the other default rules under the regulations of Section 409A of the Code shall apply. If the person is a key employee as of any identification date, the person is treated as a Specified Employee for the twelve-month period beginning on the first day of the fourth month following the identification date.

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2.35 “Spouse” or ‘‘Surviving Spouse” means, except as otherwise provided in the Plan, a person who is the legally married spouse or surviving spouse of a Participant.

2.36 “Unforeseeable Emergency” means an “unforeseeable emergency” within the meaning of Section 409A of the Code.

2.37 “Years of Service” means each Plan Year of Service completed by the Participant. For vesting purposes, Years of Service shall be calculated from the date designated in the Adoption Agreement and Service shall be based on service with the Company and all Participating Employers.

Section 3. Participation:

The Committee in its discretion shall designate each Employee or Independent Contractor who is eligible to participate in the Plan. A Participant who Separates from Service with the Employer and who later returns to Service will not be an Active Participant under the Plan except upon satisfaction of such terms and conditions as the Committee shall establish upon the Participant’s return to Service, whether or not the Participant shall have a balance remaining in the Deferred Compensation Account under the Plan on the date of the return to Service.

Section 4. Credits to Deferred Compensation Account:

4.1 Participant Deferral Credits. To the extent provided in the Adoption Agreement, each Active Participant may elect, by entering into a Participation Agreement with the Employer, to defer the receipt of Compensation from the Employer by a dollar

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amount or percentage specified in the Participation Agreement. The amount of Compensation the Participant elects to defer, the Participant Deferral Credit, shall be credited by the Employer to the Deferred Compensation Account maintained for the Participant pursuant to Section 8. The following special provisions shall apply with respect to the Participant Deferral Credits of a Participant:

4.1.1 The Employer shall credit to the Participant’s Deferred Compensation Account on each Crediting Date an amount equal to the total Participant Deferral Credit for the period ending on such Crediting Date.

4.1.2 An election pursuant to this Section 4.1 shall be made by the Participant by executing and delivering a Participation Agreement to the Committee. Except as otherwise provided in this Section 4.1, the Participation Agreement shall become effective with respect to such Participant as of the first day of January following the date such Participation Agreement is received by the Committee. A Participant’s election may be changed at any time prior to the last permissible date for making the election as permitted in this Section 4.1, and shall thereafter be irrevocable. The election of a Participant shall continue in effect for subsequent years until modified by the Participant as permitted in this Section 4.1.

4.1.3 A Participant may execute and deliver a Participation Agreement to the Committee within 30 days after the date the Participant first becomes eligible to participate in the Plan to be effective as of the first payroll period next following the date the Participation Agreement is fully executed by the Participant. Whether a Participant is treated as newly eligible for participation under this Section shall be determined in accordance with Section 409A of the Code and the regulations thereunder, including (i) rules that treat all elective deferral account balance plans as one plan, and (ii) rules that treat a previously eligible Employee as newly eligible if his benefits had been previously distributed or if he has been ineligible for 24 months. For Compensation that is earned based upon a specified performance period (for example, an annual bonus), where a deferral election is made under this Section but after the beginning of the performance period, the election will only apply to the portion of the Compensation equal to the total amount of the Compensation for the service period multiplied by the ratio of the number of days remaining in the performance period after the election over the total number of days in the performance period.

4.1.4 A Participant may unilaterally modify a Participation Agreement (either to terminate, increase or decrease the portion of his future Compensation which is subject to deferral within the percentage limits set forth in Section 4.1 of the Adoption Agreement) by providing a written modification of the Participation Agreement to the Committee. The modification shall become effective as of the first day of January following the date such written modification is received by the Committee.

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4.1.5 If the Participant performed services continuously from the later of the beginning of the performance period or the date upon which the performance criteria are established through the date upon which the Participant makes an initial deferral election, a Participation Agreement relating to the deferral of Performance-Based Compensation may be executed and delivered to the Committee no later than the date which is 6 months prior to the end of the performance period, provided that in no event may an election to defer Performance-Based Compensation be made after such Compensation has become readily ascertainable.

4.1.6 If the Employer has a fiscal year other than the calendar year, Compensation relating to Service in the fiscal year of the Employer (such as a bonus based on the fiscal year of the Employer), of which no amount is paid or payable during the fiscal year, may be deferred at the Participant’s election if the election to defer is made not later than the close of the Employer’s fiscal year next preceding the first fiscal year in which the Participant performs any services for which such Compensation is payable.

4.1.7 Compensation payable after the last day of the Participant’s taxable year solely for services provided during the final payroll period containing the last day of the Participant’s taxable year (i.e., December 31) is treated for purposes of this Section 4.1 as Compensation for services performed in the subsequent taxable year.

4.1.8 The Committee may from time to time establish policies or rules consistent with the requirements of Section 409A of the Code to govern the manner in which Participant Deferral Credits may be made.

4.1.9 If a Participant becomes Disabled all currently effective deferral elections for such Participant shall be cancelled. At the time the participant is no longer Disabled, subsequent elections to defer future compensation will be permitted under this Section 4.

4.1.10 If a Participant applies for and receives a distribution on account of an Unforeseeable Emergency, all currently effective deferral elections for such Participant shall be cancelled. Subsequent elections to defer future compensation will be permitted under this Section 4.

4.1.11 If a Participant receives a hardship distribution under Section 1.401(k)-1(d)(3) of the Code or any other similar provision, all currently effective deferral elections shall be cancelled. Subsequent elections to defer future compensation under this Section 4 will not be effective until the later of the beginning of the next calendar year or six months after the date of the hardship distribution.

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4.2 Employer Credits. If designated by the Employer in the Adoption Agreement, the Employer shall cause the Committee to credit to the Deferred Compensation Account of each Active Participant an Employer Credit as determined in accordance with the Adoption Agreement. A Participant must make distribution elections with respect to any Employer Credits credited to his Deferred Compensation Account by the deadline that would apply under Section 4.1 for distribution elections with respect to Participant Deferral Credits credited at the same time, on a Participation Agreement that is timely executed and delivered to the Committee pursuant to Section 4.1.

4.3 Deferred Compensation Account. All Participant Deferral Credits and Employer Credits shall be credited to the Deferred Compensation Account of the Participant as provided in Section 8.

Section 5. Qualifying Distribution Events:

5.1 Separation from Service. If the Participant Separates from Service with the Employer, the vested balance in the Deferred Compensation Account shall be paid to the Participant by the Employer as provided in Section 7. Notwithstanding the foregoing, no distribution shall be made earlier than six months after the date of Separation from Service (or, if earlier, the date of death) with respect to a Participant who as of the date of Separation from Service is a Specified Employee of a corporation the stock in which is traded on an established securities market or otherwise. Any payments to which such Specified Employee would be entitled during the first six months following the date of Separation from Service shall be accumulated and paid on the first day of the seventh month following the date of Separation from Service, and shall be adjusted for deemed investment gain and loss incurred during the six month period.

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5.2 Disability. If the Employer designates in the Adoption Agreement that distributions are permitted under the Plan when a Participant becomes Disabled, and the Participant becomes Disabled while in Service, the vested balance in the Deferred Compensation Account shall be paid to the Participant by the Employer as provided in Section 7.

5.3 Death. If the Participant dies while in Service, the Employer shall pay a benefit to the Participant’s Beneficiary in the amount designated in the Adoption Agreement. Payment of such benefit shall be made by the Employer as provided in Section 7.

5.4 In-Service or Education Distributions. If the Employer designates in the Adoption Agreement that in-service or education distributions are permitted under the Plan, a Participant may designate in the Participation Agreement to have a specified amount credited to the Participant’s In-Service or Education Account for in-service or education distributions at the date specified by the Participant. In no event may an in-service or education distribution of an amount be made before the date that is two years after the first day of the year in which any deferral election to such In-Service or Education Account became effective. Notwithstanding the foregoing, if a Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance in the In-Service or Education Account has been distributed, then the balance in the In-Service or Education Account on the date of the Qualifying Distribution Event shall be paid as provided under Section 7.1 for payments on such Qualifying Distribution Event.

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5.5 Change in Control Event. If the Employer designates in the Adoption Agreement that distributions are permitted under the Plan upon the occurrence of a Change in Control Event, the Participant may designate in the Participation Agreement to have the vested balance in the Deferred Compensation Account paid to the Participant upon a Change in Control Event by the Employer as provided in Section 7.

5.6 Unforeseeable Emergency. If the Employer designates in the Adoption Agreement that distributions are permitted under the Plan upon the occurrence of an Unforeseeable Emergency event, a distribution from the Deferred Compensation Account may be made to a Participant in the event of an Unforeseeable Emergency, subject to the following provisions:

5.6.1 A Participant may, at any time prior to his Separation from Service for any reason, make application to the Committee to receive a distribution in a lump sum of all or a portion of the vested balance in the Deferred Compensation Account (determined as of the date the distribution, if any, is made under this Section 5.6) because of an Unforeseeable Emergency. A distribution because of an Unforeseeable Emergency shall not exceed the amount required to satisfy the Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution, after taking into account the extent to which the Unforeseeable Emergency may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by stopping current deferrals under the Plan pursuant to Section 4.1.10.

5.6.2 The Participant’s request for a distribution on account of Unforeseeable Emergency must be made in writing to the Committee. The request must specify the nature of the financial hardship, the total amount requested to be distributed from the Deferred Compensation Account, and the total amount of the actual expense incurred or to be incurred on account of the Unforeseeable Emergency.

5.6.3 If a distribution under this Section 5.6 is approved by the Committee, such distribution will be made as soon as practicable following the date it is approved. The processing of the request shall be completed as soon as practicable from the date on which the Committee receives the properly completed written request for a distribution on account of an Unforeseeable Emergency. If a Participant’s Separation from Service occurs after a request is approved in accordance with this Section 5.6.3, but prior to distribution of the full amount approved, the approval of the request shall be automatically null and void and the benefits which the Participant is entitled to receive under the Plan shall be distributed in accordance with the applicable distribution provisions of the Plan.

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5.6.4 The Committee may from time to time adopt additional policies or rules consistent with the requirements of Section 409A of the Code to govern the manner in which such distributions may be made so that the Plan may be conveniently administered.

Section 6. Vesting:

A Participant shall be fully vested in the portion of his Deferred Compensation Account attributable to Participant Deferral Credits, and all income, gains and losses attributable thereto. A Participant shall become fully vested in the portion of his Deferred Compensation Account attributable to Employer Credits, and income, gains and losses attributable thereto, in accordance with the vesting schedule and provisions designated by the Employer in the Adoption Agreement. If a Participant’s Deferred Compensation Account is not fully vested upon Separation from Service, the portion of the Deferred Compensation Account that is not fully vested shall thereupon be forfeited.

Section 7. Distribution Rules:

7.1 Payment Options. The Employer shall designate in the Adoption Agreement the payment options which may be elected by the Participant (lump sum, annual installments, or a combination of both). Different payment options may be made available for each Qualifying Distribution Event, and different payment options may be available for different types of Separations from Service, all as designated in the Adoption Agreement. The Participant shall elect in the Participation Agreement the method under which the vested balance in the Deferred Compensation Account will be distributed from among the designated payment options. The Participant may at such time elect a different method of payment for each Qualifying Distribution Event as specified in the Adoption Agreement. If the Participant is permitted by the Employer in the Adoption Agreement to elect different payment options and does not make a valid election, the vested balance in the Deferred Compensation Account will be distributed as a lump sum.

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Notwithstanding the foregoing, if certain Qualifying Distribution Events occur prior to the date on which the vested balance of a Participant’s Deferred Compensation Account is completely paid pursuant to this Section 7.1 following the occurrence of certain initial Qualifying Distribution Events, the following rules apply:

7.1.1 If the initial Qualifying Distribution Event is a Separation from Service or Disability, and the Participant subsequently dies, the remaining unpaid vested balance of a Participant’s Deferred Compensation Account shall be paid as a lump sum.

7.1.2 If the initial Qualifying Distribution Event is a Change in Control Event, and any subsequent Qualifying Distribution Event occurs (except an In-Service or Education Distribution described in Section 2.29(iv)), the remaining unpaid vested balance of a Participant’s Deferred Compensation Account shall be paid as provided under Section 7.1 for payments on such subsequent Qualifying Distribution Event.

7.2 Timing of Payments. Payment shall be made in the manner elected by the Participant and shall commence as soon as practicable after (but no later than 60 days after) the distribution date elected for the Qualifying Distribution Event. In the event the Participant fails to make a valid election of the payment method, the distribution will be made in a single lump sum payment as soon as practicable after (but no later than 60 days after) the Qualifying Distribution Event. A payment may be further delayed to the extent permitted in accordance with regulations and guidance under Section 409A of the Code.

7.3 Installment Payments. If the Participant elects to receive installment payments upon a Qualifying Distribution Event, the payment of each installment shall be made on the anniversary of the date of the first installment payment, and the amount of the installment shall be adjusted on such anniversary for credits or debits to the

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Participant’s account pursuant to Section 8 of the Plan. Such adjustment shall be made by dividing the balance in the Deferred Compensation Account on such date by the number of installments remaining to be paid hereunder; provided that the last installment due under the Plan shall be the entire amount credited to the Participant’s account on the date of payment.

7.4 De Minimis Amounts. Notwithstanding any payment election made by the Participant, if the Employer designates a pre-determined de minimis amount in the Adoption Agreement, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment if at the time of a permitted Qualifying Distribution Event the vested balance does not exceed such pre-determined de minimis amount; provided, however, that such distribution will be made only where the Qualifying Distribution Event is a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable). Such payment shall be made on or before the later of (i) December 31 of the calendar year in which the Qualifying Distribution Event occurs, or (ii) the date that is 2-1/2 months after the Qualifying Distribution Event occurs. In addition, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan as provided under Section 409A of the Code.

7.5 Subsequent Elections. With the consent of the Committee, a Participant may delay or change the method of payment of the Deferred Compensation Account subject to the following requirements:

7.5.1 The new election may not take effect until at least 12 months after the date on which the new election is made.

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7.5.2 If the new election relates to a payment for a Qualifying Distribution Event other than the death of the Participant, the Participant becoming Disabled, or an Unforeseeable Emergency, the new election must provide for the deferral of the payment for a period of at least five years from the date such payment would otherwise have been made.

7.5.3 If the new election relates to a payment from the In-Service or Education Account, the new election must be made at least 12 months prior to the date of the first scheduled payment from such account.

For purposes of this Section 7.5 and Section 7.6, a payment is each separately identified amount to which the Participant is entitled under the Plan; provided, that entitlement to a series of installment payments is treated as the entitlement to a single payment.

7.6 Acceleration Prohibited. The acceleration of the time or schedule of any payment due under the Plan is prohibited except as expressly provided in regulations and administrative guidance promulgated under Section 409A of the Code (such as accelerations for domestic relations orders and employment taxes). It is not an acceleration of the time or schedule of payment if the Employer waives or accelerates the vesting requirements applicable to a benefit under the Plan.

Section 8. Accounts; Deemed Investment; Adjustments to Account:

8.1 Accounts. The Committee shall establish a book reserve account, entitled the “Deferred Compensation Account,” on behalf of each Participant. The Committee shall also establish an In-Service or Education Account as a part of the Deferred Compensation Account of each Participant, if applicable. The amount credited to the Deferred Compensation Account shall be adjusted pursuant to the provisions of Section 8.3.

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8.2 Deemed Investments. The Deferred Compensation Account of a Participant shall be credited with an investment return determined as if the account were invested in one or more investment funds made available by the Committee. The Participant shall elect the investment funds in which his Deferred Compensation Account shall be deemed to be invested. Such election shall be made in the manner prescribed by the Committee and shall take effect upon the entry of the Participant into the Plan. The investment election of the Participant shall remain in effect until a new election is made by the Participant. In the event the Participant fails for any reason to make an effective election of the investment return to be credited to his account, the investment return shall be determined by the Committee.

8.3 Adjustments to Deferred Compensation Account. With respect to each Participant who has a Deferred Compensation Account under the Plan, the amount credited to such account shall be adjusted by the following debits and credits, at the times and in the order stated:

8.3.1 The Deferred Compensation Account shall be debited each business day with the total amount of any payments made from such account since the last preceding business day to him or for his benefit. Unless otherwise specified by the Employer, each deemed investment fund will be debited pro-rata based on the value of the investment funds as of the end of the preceding business day.

8.3.2 The Deferred Compensation Account shall be credited on each Crediting Date with the total amount of any Participant Deferral Credits and Employer Credits to such account since the last preceding Crediting Date.

8.3.3 The Deferred Compensation Account shall be credited or debited on each day securities are traded on a national stock exchange with the amount of deemed investment gain or loss resulting from the performance of the deemed investment funds elected by the Participant in accordance with Section 8.2. The amount of such deemed investment gain or loss shall be determined by the Committee and such determination shall be final and conclusive upon all concerned.

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Section 9. Administration by Committee:

9.1 Membership of Committee. If the Committee consists of individuals appointed by the Board, they will serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board.

9.2 General Administration. The Committee shall be responsible for the operation and administration of the Plan and for carrying out its provisions. The Committee shall have the full authority and discretion to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including interpretations of this Plan, as may arise in connection with this Plan. Any such action taken by the Committee shall be final and conclusive on any party. To the extent the Committee has been granted discretionary authority under the Plan, the Committee’s prior exercise of such authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Employer with respect to the Plan. The Committee may, from time to time, employ agents and delegate to such agents, including Employees of the Employer, such administrative or other duties as it sees fit.

9.3 Indemnification. To the extent not covered by insurance, the Employer shall indemnify the Committee, each Employee, officer, director, and agent of the Employer, and all persons formerly serving in such capacities, against any and all liabilities or expenses, including all legal fees relating thereto, arising in connection with the exercise of their duties and responsibilities with respect to the Plan, provided however that the Employer shall not indemnify any person for liabilities or expenses due to that person’s own gross negligence or willful misconduct.

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Section 10. Contractual Liability, Trust:

10.1 Contractual Liability. Unless otherwise elected in the Adoption Agreement, the Company shall be obligated to make all payments hereunder. This obligation shall constitute a contractual liability of the Company to the Participants, and such payments shall be made from the general funds of the Company. The Company shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and the Participants shall not have any interest in any particular assets of the Company by reason of its obligations hereunder. To the extent that any person acquires a right to receive payment from the Company, such right shall be no greater than the right of an unsecured creditor of the Company.

10.2 Trust. The Employer may establish a trust to assist it in meeting its obligations under the Plan. Any such trust shall conform to the requirements of a grantor trust under Revenue Procedures 92-64 and 92-65 and at all times during the continuance of the trust the principal and income of the trust shall be subject to claims of general creditors of the Employer under federal and state law. The establishment of such a trust would not be intended to cause Participants to realize current income on amounts contributed thereto, and the trust would be so interpreted and administered.

Section 11. Allocation of Responsibilities:

The persons responsible for the Plan and the duties and responsibilities allocated to each are as follows:

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11.1 Board.

(i)	To amend the Plan;

(ii)	To appoint and remove members of the Committee; and

(iii)	To terminate the Plan as permitted in Section 14.

11.2 Committee.

(i)	To designate Participants;

(ii)	To interpret the provisions of the Plan and to determine the rights of the Participants under the Plan, except to the extent otherwise provided in Section 16 relating to claims procedure;

(iii)	To administer the Plan in accordance with its terms, except to the extent powers to administer the Plan are specifically delegated to another person or persons as provided in the Plan;

(iv)	To account for the amount credited to the Deferred Compensation Account of a Participant;

(v)	To direct the Employer in the payment of benefits;

(vi)	To file such reports as may be required with the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to time; and

(vii)	To administer the claims procedure to the extent provided in Section 16.

Section 12. Benefits Not Assignable; Facility of Payments:

12.1 Benefits Not Assignable. No portion of any benefit credited or paid under the Plan with respect to any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, nor shall any portion of such benefit be in any manner payable to any assignee, receiver or any one trustee, or be liable for his debts, contracts, liabilities, engagements or torts.

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12.2 Plan-Approved Domestic Relations Orders. The Committee shall establish procedures for determining whether an order directed to the Plan is a Plan-Approved Domestic Relations Order. If the Committee determines that an order is a Plan-Approved Domestic Relations Order, the Committee shall cause the payment of amounts pursuant to or segregate a separate account as provided by (and to prevent any payment or act which might be inconsistent with) the Plan-Approved Domestic Relations Order.

12.3 Payments to Minors and Others. If any individual entitled to receive a payment under the Plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the Participant to the extent of the amount thereof.

Section 13. Beneficiary:

The Participant’s beneficiary shall be the person, persons, entity or entities designated by the Participant on the beneficiary designation form provided by and filed with the Committee or its designee. If the Participant does not designate a beneficiary, the beneficiary shall be his Surviving Spouse. If the Participant does not designate a beneficiary and has no Surviving Spouse, the beneficiary shall be the Participant’s estate. The designation of a beneficiary may be changed or revoked only by filing a new beneficiary designation form with the Committee or its designee. If a beneficiary (the

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“primary beneficiary”) is receiving or is entitled to receive payments under the Plan and dies before receiving all of the payments due him, the balance to which he is entitled shall be paid to the contingent beneficiary, if any, named in the Participant’s current beneficiary designation form. If there is no contingent beneficiary, the balance shall be paid to the estate of the primary beneficiary. Any beneficiary may disclaim all or any part of any benefit to which such beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee before payment of such benefit is to be made. Such a disclaimer shall be made in a form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the Plan in the same manner as if the beneficiary who filed the disclaimer had predeceased the Participant.

Section 14. Amendment and Termination of Plan:

The Company may amend any provision of the Plan or terminate the Plan at any time; provided, that in no event shall such amendment or termination reduce the balance in any Participant’s Deferred Compensation Account as of the date of such amendment or termination, nor shall any such amendment affect the terms of the Plan relating to the payment of such Deferred Compensation Account. Notwithstanding the foregoing, the following special provisions shall apply:

14.1 Termination in the Discretion of the Employer. Except as otherwise provided in Sections 14.2, the Company in its discretion may terminate the Plan and distribute benefits to Participants subject to the following requirements and any others specified under Section 409A of the Code:

14.1.1 All arrangements sponsored by the Employer that would be aggregated with the Plan under Section 1.409A-l(c) of the Treasury Regulations are terminated.

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14.1.2 No payments other than payments that would be payable under the terms of the Plan if the termination had not occurred are made within 12 months of the termination date.

14.1.3 All benefits under the Plan are paid within 24 months of the termination date.

14.1.4 The Employer does not adopt a new arrangement that would be aggregated with the Plan under Section 1.409A-1(c) of the Treasury Regulations providing for the deferral of compensation at any time within 3 years following the date of termination of the Plan.

14.1.5 The termination does not occur proximate to a downturn in the financial health of the Employer.

14.2 Termination Upon Change in Control Event. If the Company terminates the Plan within thirty days preceding or twelve months following a Change in Control Event, the Deferred Compensation Account of each Participant shall become fully vested and payable to the Participant in a lump sum within twelve months following the date of termination, subject to the requirements of Section 409A of the Code.

Section 15. Communication to Participants:

The Employer shall make a copy of the Plan available for inspection by Participants and their beneficiaries during reasonable hours at the principal office of the Employer.

Section 16. Claims Procedure:

The following claims procedure shall apply with respect to the Plan:

16.1 Filing of a Claim for Benefits. If a Participant or Beneficiary (the “claimant”) believes that he is entitled to benefits under the Plan which are not being paid to him or which are not being accrued for his benefit, he shall file a written claim therefore with the Committee.

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16.2 Notification to Claimant of Decision. Within 90 days after receipt of a claim by the Committee (or within 180 days if special circumstances require an extension of time), the Committee shall notify the claimant of the decision with regard to the claim. In the event of such special circumstances requiring an extension of time, there shall be furnished to the claimant prior to expiration of the initial 90-day period written notice of the extension, which notice shall set forth the special circumstances and the date by which the decision shall be furnished. If such claim shall be wholly or partially denied, notice thereof shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent provisions of the Plan on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the procedure for review of the denial and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under ERISA following an adverse benefit determination on review. Notwithstanding the foregoing, if the claim relates to a disability determination, the Committee shall notify the claimant of the decision within 45 days (which may be extended for an additional 30 days if required by special circumstances).

16.3 Procedure for Review. Within 60 days following receipt by the claimant of notice denying his claim, in whole or in part, or, if such notice shall not be given, within 60 days following the latest date on which such notice could have been timely given, the claimant may appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.

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16.4 Decision on Review. The decision on review of a claim denied in whole or in part by the Committee shall be made in the following manner:

16.4.1 Within 60 days following receipt by the Committee of the request for review (or within 120 days if special circumstances require an extension of time), the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. Notwithstanding the foregoing, if the claim relates to a disability determination, the Committee shall notify the claimant of the decision within 45 days (which may be extended for an additional 45 days if required by special circumstances).

16.4.2 With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall set forth:

(i)	the specific reason or reasons for the adverse determination;

(ii)	specific reference to pertinent Plan provisions on which the adverse determination is based;

(iii)	a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits; and

(iv)	a statement describing any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain the information about such procedures, as well as a statement of the claimant’s right to bring an action under ERISA section 502(a).

16.4.3 The decision of the Committee shall be final and conclusive.

16.5 Action by Authorized Representative of Claimant. All actions set forth in this Section 16 to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The Committee may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.

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Section 17. Miscellaneous Provisions:

17.1 Set off. The Employer may at any time offset a Participant’s Deferral Compensation Account by an amount up to $5,000 to collect the amount of any loan, cash advance, extension of other credit or other obligation of the Participant to the Employer that is then due and payable in accordance with the requirements of Section 409A of the Code.

17.2 Notices. Each Participant who is not in Service and each Beneficiary shall be responsible for furnishing the Committee or its designee with his current address for the mailing of notices and benefit payments. Any notice required or permitted to be given to such Participant or Beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the Participant or Beneficiary furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.

17.3 Lost Distributees. A benefit shall be deemed forfeited if the Committee is unable to locate the Participant or Beneficiary to whom payment is due by the fifth anniversary of the date payment is to be made or commence; provided, that the deemed investment rate of return pursuant to Section 8.2 shall cease to be applied to the Participant’s account following the first anniversary of such date; provided further, however, that such benefit shall be reinstated if a valid claim is made by or on behalf of the Participant or Beneficiary for all or part of the forfeited benefit.

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17.4 Reliance on Data. The Employer and the Committee shall have the right to rely on any data provided by the Participant or by any Beneficiary. Representations of such data shall be binding upon any party seeking to claim a benefit through a Participant, and the Employer and the Committee shall have no obligation to inquire into the accuracy of any representation made at any time by a Participant or Beneficiary.

17.5 Headings. The headings and subheadings of the Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

17.6 Continuation of Employment. The establishment of the Plan shall not be construed as conferring any legal or other rights upon any Employee or any persons for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

17.7 Merger or Consolidation; Assumption of Plan. No Employer shall consolidate or merge into or with another corporation or entity, or transfer all or substantially all of its assets to another corporation, partnership, trust or other entity (a “Successor Entity”) unless such Successor Entity shall assume the rights, obligations and liabilities of the Employer under the Plan and upon such assumption, the Successor Entity shall become obligated to perform the terms and conditions of the Plan. Nothing herein shall prohibit the assumption of the obligations and liabilities of the Employer under the Plan by any Successor Entity.

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17.8 Construction. The Employer shall designate in the Adoption Agreement the state according to whose laws the provisions of the Plan shall be construed and enforced, except to the extent that such laws are superseded by ERISA and the applicable requirements of the Code.

17.9 Taxes. The Employer or other payor may withhold a benefit payment under the Plan or a Participant’s wages, or the Employer may reduce a Participant’s Account balance, in order to meet any federal, state, or local or employment tax withholding obligations with respect to Plan benefits, as permitted under Section 409A of the Code. The Employer or other payor shall report Plan payments and other Plan-related information to the appropriate governmental agencies as required under applicable laws.

Section 18. Transition Rules:

This Section 18 does not apply to plans newly established on or after January 1, 2009.

18.1 2005 Election Termination. Notwithstanding Section 4.1.4, at any time during 2005, a Participant may terminate a Participation Agreement, or modify a Participation Agreement to reduce the amount of Compensation subject to the deferral election, so long as the Compensation subject to the terminated or modified Participation Agreement is includible in the income of the Participant in 2005 or, if later, in the taxable year in which the amounts are earned and vested.

18.2 2005 Deferral Election. The requirements of Section 4.1.2 relating to the timing of the Participation Agreement shall not apply to any deferral elections made on or before March 15, 2005, provided that (a) the amounts to which the deferral election relate have not been paid or become payable at the time of the election, (b) the Plan was in existence on or before December 31, 2004, (c) the election to defer compensation is made in accordance with the terms of the Plan as in effect on December 31, 2005 (other than a requirement to make a deferral election after March 15, 2005), and (d) the Plan is otherwise operated in accordance with the requirements of Section 409A of the Code.

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18.3 2005 Termination of Participation; Distribution. Notwithstanding anything in this Plan to the contrary, at any time during 2005, a Participant may terminate his or her participation in the Plan and receive a distribution of his Deferred Compensation Account balance on account of that termination, so long as the full amount of such distribution is includible in the Participant’s income in 2005 or, if later, in the taxable year of the Participant in which the amount is earned and vested.

18.4 Payment Elections. Notwithstanding the provisions of Sections 7.1 or 7.5 of the Plan, a Participant may elect on or before December 31, 2008, the time or form of payment of amounts subject to Section 409A of the Code provided that such election applies only to amounts that would not otherwise be payable in the year of the election and does not cause an amount to paid in the year of the election that would not otherwise be payable in such year.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 7, 2013.

Meeting Information
POSTROCK ENERGY CORPORATION	Meeting Type:	Annual Meeting
	For holders as of:	March 15, 2013
	Date: May 7, 2013	Time: 1:30 PM
Location: Ronald J. Norick Downtown Library
300 Park Avenue
4th Floor (Rooms A and B) Oklahoma City, OK 73102

POSTROCK ENERGY CORPORATION 210 PARK AVE., SUITE 2750 OKLAHOMA CITY, OK 73102

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M53833-P33607

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement     2. Form 10-K     3. Any amendments thereto required to be furnished to shareholders

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, picture identification and evidence of ownership. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to attend the annual meeting can be found at www.pstr.com.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M53834-P33607

Voting Items
The Board of Directors recommends you vote FOR the following Director nominees
1.	Electionof Directors
Nominees:
	01) Nathan M. Avery	05) Duke R. Ligon
	02) Terry W. Carter	06) J. Philip McCormick
	03) William H. Damon III	07) Mark A. Stansberry
04) Thomas J. Edelman

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5, and that you vote FOR a three-year frequency concerning proposal 6.

2.	To approve an amendment to the Company’s 2010 Long-Term Incentive Plan increasing the number of shares of common stock issuable under the Plan by 5,000,000 shares.

3.	To approve adoption of the Company’s deferred compensation plan.

4.	To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for 2013.

5.	To approve, by a stockholder non-binding advisory vote, the compensation paid to the Company’s named executive officers.

6.	To approve, by a stockholder non-binding advisory vote, the frequency (every year, every two years or every three years) of stockholder advisory approval of the compensation paid to the Company’s named executive officers.

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

M53835-P33607